                                                              EXHIBIT (a)(1)(ii)

                                   VAN KAMPEN
                            PRIME RATE INCOME TRUST

                         OFFER TO PURCHASE 114,263,391
                  OF ITS ISSUED AND OUTSTANDING COMMON SHARES
                      AT NET ASSET VALUE PER COMMON SHARE

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT EASTERN STANDARD TIME ON JANUARY 21, 2000, UNLESS THE OFFER IS EXTENDED. TO ENSURE PROCESSING OF YOUR REQUEST, A LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE OF IT (TOGETHER WITH ANY CERTIFICATES FOR COMMON SHARES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY (AS DEFINED BELOW) ON OR BEFORE JANUARY 21, 2000.

To the Holders of Common Shares of
VAN KAMPEN PRIME RATE INCOME TRUST:

     Van Kampen Prime Rate Income Trust, a non-diversified, closed-end management investment company organized as a Massachusetts business trust (the "Trust"), is offering to purchase up to 114,263,391 of its common shares of beneficial interest, with par value of $0.01 per share ("Common Shares"), at a price (the "Purchase Price") equal to the net asset value per Common Share ("NAV") determined as of 5:00 P.M. Eastern Standard time on the Expiration Date (as defined herein), upon the terms and conditions set forth in this Offer to Purchase and the related Letter of Transmittal (which together constitute the "Offer"). The Offer is scheduled to terminate as of 12:00 Midnight Eastern Standard time on January 21, 2000, unless extended. An Early Withdrawal Charge (as defined in Section 3) will be imposed on most Common Shares accepted for payment that have been held for less than five years. The Common Shares are not currently traded on an established trading market. The NAV on December 10, 1999 was $9.73 per Common Share. You can obtain current NAV quotations from Van Kampen Funds Inc. ("VK") by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Standard time, Monday through Friday, except holidays. See Section 9.

     If more than 114,263,391 Common Shares are duly tendered prior to the expiration of the Offer, the Trust presently intends to, subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6, but is under no obligation to, extend the Offer period, if necessary, and increase the number of Common Shares that the Trust is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period or purchase 114,263,391 Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

           THIS OFFER IS BEING MADE TO ALL SHAREHOLDERS OF THE TRUST
                 AND IS NOT CONDITIONED UPON ANY MINIMUM NUMBER
                        OF COMMON SHARES BEING TENDERED.

          THIS OFFER IS SUBJECT TO CERTAIN CONDITIONS. SEE SECTION 6.

                                                                 41 PRT006-12/99

                                   IMPORTANT

     If you desire to tender all or any portion of your Common Shares, you should either (1) complete and sign the Letter of Transmittal and mail or deliver it along with any Common Share certificate(s) and any other required documents to Van Kampen Investor Services Inc. (the "Depositary") or (2) request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you. If your Common Shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee, you must contact such broker, dealer, commercial bank, trust company or other nominee if you desire to tender your Common Shares.

     NEITHER THE TRUST NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISERS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     NO PERSON HAS BEEN AUTHORIZED TO MAKE ANY RECOMMENDATION ON BEHALF OF THE TRUST AS TO WHETHER SHAREHOLDERS SHOULD TENDER COMMON SHARES PURSUANT TO THE OFFER. NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER OTHER THAN THOSE CONTAINED HEREIN OR IN THE LETTER OF TRANSMITTAL. IF GIVEN OR MADE, SUCH RECOMMENDATION AND SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

     Questions and requests for assistance may be directed to VK at the address and telephone number set forth below. Requests for additional copies of this Offer to Purchase and the Letter of Transmittal should be directed to VK.

December 17, 1999                             VAN KAMPEN PRIME RATE INCOME TRUST
Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
(800) 341-2911
                                          Depositary: Van Kampen Investor
Services Inc.
                                          By Mail, Hand Delivery or Courier:
                                          7501 Tiffany Springs Parkway
                                          Kansas City, MO 64153
                                          Attn: Van Kampen
                                                Prime Rate Income Trust

                               TABLE OF CONTENTS

SECTION                                                                 PAGE
-------                                                                 ----
   1.     Price; Number of Common Shares..............................     4
   2.     Procedure for Tendering Common Shares.......................     4
   3.     Early Withdrawal Charge.....................................     6
   4.     Withdrawal Rights...........................................     7
   5.     Payment for Shares..........................................     8
   6.     Certain Conditions of the Offer.............................     8
   7.     Purpose of the Offer........................................     9
   8.     Plans or Proposals of the Trust.............................     9
   9.     Price Range of Common Shares; Dividends.....................    10
  10.     Interest of Trustees and Executive Officers; Transactions
          and Arrangements Concerning the Common Shares...............    10
  11.     Certain Effects of the Offer................................    11
  12.     Source and Amount of Funds..................................    11
  13.     Certain Information about the Trust.........................    13
  14.     Additional Information......................................    14
  15.     Certain Federal Income Tax Consequences.....................    14
  16.     Extension of Tender Period; Termination; Amendments.........    15
  17.     Miscellaneous...............................................    16

EXHIBIT A: Financial Statements
          Audited Financial Statements for the year ended July 31,
          1999........................................................   A-1

     1. PRICE; NUMBER OF COMMON SHARES. The Trust will, upon the terms and subject to the conditions of the Offer, accept for payment (and thereby purchase) 114,263,391 or such lesser number of its issued and outstanding Common Shares which are properly tendered (and not withdrawn in accordance with Section
4) prior to 12:00 Midnight Eastern Standard time on January 21, 2000 (such time and date being hereinafter called the "Initial Expiration Date"). The Trust reserves the right to extend the Offer. See Section 16. The later of the Initial Expiration Date or the latest time and date to which the Offer is extended is hereinafter called the "Expiration Date." The Purchase Price of the Common Shares will be their NAV determined as of 5:00 P.M. Eastern Standard time on the Expiration Date. The NAV on December 10, 1999 was $9.73 per Common Share. You can obtain current NAV quotations from VK by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Standard time, Monday through Friday, except holidays. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. See
Section 9. The Trust will not pay interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Common Shares accepted for payment that have been held for less than five years. See Section 3.

     The Offer is being made to all shareholders of the Trust and is not conditioned upon any minimum number of Common Shares being tendered. If the number of Common Shares properly tendered prior to the Expiration Date and not withdrawn is less than or equal to 114,263,391 Common Shares (or such greater number of Common Shares as the Trust may elect to purchase pursuant to the Offer), the Trust will, upon the terms and subject to the conditions of the Offer, purchase at NAV all Common Shares so tendered. If more than 114,263,391 Common Shares are duly tendered prior to the expiration of the Offer and not withdrawn, the Trust presently intends to, subject to the condition that there have been no changes in the factors originally considered by the Board of Trustees when it determined to make the Offer and the other conditions set forth in Section 6, but is not obligated to, extend the Offer period, if necessary, and increase the number of Common Shares that the Trust is offering to purchase to an amount which it believes will be sufficient to accommodate the excess Common Shares tendered as well as any Common Shares tendered during the extended Offer period or purchase 114,263,391 Common Shares (or such greater number of Common Shares sought) on a pro rata basis.

     On December 10, 1999, there were approximately 816,167,075 Common Shares issued and outstanding and there were approximately 246,468 holders of record of Common Shares. The Trust has been advised that no trustees, officers or affiliates of the Trust intend to tender any Common Shares pursuant to the Offer.

     The Trust reserves the right, in its sole discretion, at any time or from time to time, to extend the period of time during which the Offer is open by giving oral or written notice of such extension to the Depositary and making a public announcement thereof. See Section 16. There can be no assurance, however, that the Trust will exercise its right to extend the Offer. If the Trust decides, in its sole discretion, to increase (except for any increase not in excess of 2% of the outstanding Common Shares) or decrease the number of Common Shares being sought and, at the time that notice of such increase or decrease is first published, sent or given to holders of Common Shares in the manner specified below, the Offer is scheduled to expire at any time earlier than the tenth business day from the date that such notice is first so published, sent or given, the Offer will be extended at least until the end of such ten business day period.

     2. PROCEDURE FOR TENDERING COMMON SHARES.

     Proper Tender of Common Shares. Except as otherwise set forth under the heading "Procedures for Selling Group Members" below, for Common Shares to be properly tendered pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature guarantees, any certificates for such Common Shares, and any other documents required by the Letter of Transmittal, must be received on or before the Expiration Date by the Depositary at its address set forth on page 2 of this Offer to Purchase.

     It is a violation of Section 14(e) of the Securities and Exchange Act of 1934 (the "Exchange Act"), and Rule 14e-4 promulgated thereunder, for a person to tender Common Shares in a partial tender offer for such person's own account unless at the time of tender and until such time as the securities are accepted for payment the person so tendering has a net long position equal to or greater than the amount tendered in (i) the Common Shares and will deliver or cause to be delivered such shares for purposes of tender to the

Trust prior to or on the Expiration Date, or (ii) an equivalent security and, upon the acceptance of his or her tender will acquire the Common Shares by conversion, exchange, or exercise of such equivalent security to the extent required by the terms of the Offer, and will deliver or cause to be delivered the Common Shares so acquired for the purpose of tender to the Trust prior to or on the Expiration Date.

     Section 14(e) and Rule 14e-4 provide a similar restriction applicable to the tender or guarantee of a tender on behalf of another person.

     The acceptance of Common Shares by the Trust for payment will constitute a binding agreement between the tendering shareholder and the Trust upon the terms and subject to the conditions of the Offer, including the tendering shareholder's representation that (i) such shareholder has a net long position in the Common Shares being tendered within the meaning of Rule 14e-4 promulgated under the Exchange Act and (ii) the tender of such Common Shares complies with Rule 14e-4.

     Signature Guarantees and Method of Delivery. Signatures on the Letter of Transmittal are not required to be guaranteed unless (1) the proceeds for the tendered Common Shares will amount to more than $50,000, (2) the Letter of Transmittal is signed by someone other than the registered holder of the Common Shares tendered therewith, or (3) payment for tendered Common Shares is to be sent to a payee other than the registered owner of such Common Shares and/or to an address other than the registered address of the registered owner of the Common Shares. In those instances, all signatures on the Letter of Transmittal must be guaranteed by a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank (an "Eligible Institution"). If Common Shares are registered in the name of a person or persons other than the signer of the Letter of Transmittal or (a) if payment is to be made to, (b) unpurchased Common Shares are to be registered in the name of or (c) any certificates for unpurchased Common Shares are to be returned to any person other than the registered owner, then the Letter of Transmittal and, if applicable, the tendered Common Share certificates must be endorsed or accompanied by appropriate authorizations, in either case signed exactly as such name or names appear on the registration of the Common Shares with the signatures on the certificates or authorizations guaranteed by an Eligible Institution. If signature is by attorney-in-fact, executor, administrator, Trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, other legal documents will be required. See Instructions 1 and 4 of the Letter of Transmittal.

     Payment for Common Shares tendered and accepted for payment pursuant to the Offer will be made only after receipt by the Depositary on or before the Expiration Date of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by the Letter of Transmittal. If your Common Shares are evidenced by certificates, those certificates must be received by the Depositary on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF ANY DOCUMENTS, INCLUDING CERTIFICATES FOR COMMON SHARES, IS AT THE ELECTION AND RISK OF THE PARTY TENDERING COMMON SHARES. IF DOCUMENTS ARE SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED.

     Procedures for Selling Group Members. If you are a selling group member, in order for you to tender any Common Shares pursuant to the Offer, you may place a confirmed wire order with VK. All confirmed wire orders used to tender Common Shares pursuant to this Offer must be placed on the Expiration Date only (wire orders placed on any other date will not be accepted by the Trust). Common Shares tendered by a wire order are deemed to be tendered when VK receives the order but subject to the condition subsequent that the settlement instructions, including (with respect to tendered Common Shares for which the selling group member is not the registered owner) a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any other documents required by the Letter of Transmittal and any Common Share certificates, are received by the Depository within three New York Stock Exchange trading days after receipt by VK of such order.

     Determinations of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tenders will be determined by the Trust, in its sole discretion, whose determination shall be final and binding. The Trust reserves the absolute right to reject any or all tenders determined by it not to be in appropriate form or the acceptance of or payment for which may, in the opinion of the Trust's counsel, be unlawful. The Trust also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender with respect to any particular Common Share(s) or any particular shareholder, and the Trust's interpretations of the terms and conditions of the Offer will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such times as the Trust shall determine. Tendered Common Shares will not be accepted for payment unless the defects or irregularities have been cured within such time or waived. Neither the Trust, VK, the Depositary nor any other person shall be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give such notice.

     Federal Income Tax Withholding. To prevent backup federal income tax withholding equal to 31% of the gross payments made pursuant to the Offer, each shareholder who has not previously submitted a Form W-9 to the Trust or does not otherwise establish an exemption from such withholding must notify the Depositary of such shareholder's correct taxpayer identification number (or certify that such taxpayer is awaiting a taxpayer identification number) and provide certain other information by completing the Form W-9 enclosed with the Letter of Transmittal. Foreign shareholders who are resident aliens and who have not previously submitted a Form W-9, or other foreign shareholders who have not previously submitted a Form W-8, to the Trust must do so in order to avoid backup withholding.

     The Depositary will withhold 30% of the gross payments payable to a foreign shareholder unless the Depositary determines that a reduced rate of withholding or an exemption from withholding is applicable. (Exemption from backup withholding does not exempt a foreign shareholder from the 30% withholding on dividends.) For this purpose, a foreign shareholder, in general, is a shareholder that is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized in or under the laws of the United States or any political subdivision thereof, (iii) an estate the income of which is subject to United States federal income taxation regardless of the source of such income or (iv) a trust whose administration is subject to the primary jurisdiction of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust. The Depositary will determine a shareholder's status as a foreign shareholder and eligibility for a reduced rate of, or an exemption from, withholding by reference to the shareholder's address and to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding unless facts and circumstances indicate that reliance is not warranted. A foreign shareholder who has not previously submitted the appropriate certificates or statements with respect to a reduced rate of, or exemption from, withholding for which such shareholder may be eligible should consider doing so in order to avoid over-withholding. A foreign shareholder may be eligible to obtain a refund of tax withheld if such shareholder meets one of the three tests for capital gain or loss treatment described in Section 15 or is otherwise able to establish that no tax or a reduced amount of tax was due.

     For a discussion of certain other federal income tax consequences to tendering shareholders, see Section 15.

     3. EARLY WITHDRAWAL CHARGE. The Depositary will impose an early withdrawal charge (the "Early Withdrawal Charge") on most Common Shares accepted for payment which have been held less than five years. The Early Withdrawal Charge will be imposed on a number of Common Shares accepted for payment from a record holder of Common Shares the value of which exceeds the aggregate value at the time the tendered Common Shares are accepted for payment of (a) all Common Shares owned by such holder that were purchased more than five years prior to such acceptance, (b) all Common Shares owned by such holder that were acquired through reinvestment of distributions, and (c) the increase, if any, of value of all other Common Shares owned by such holder (namely, those purchased within the five years preceding acceptance for payment) over the purchase price of such Common Shares. The Early Withdrawal Charge will be paid to VK on behalf of the holder of the Common Shares. In determining whether an Early Withdrawal Charge is payable, Common Shares accepted for payment pursuant to the Offer shall be deemed to be those Common

Shares purchased earliest by the Shareholder. Any Early Withdrawal Charge which is required to be imposed will be made in accordance with the following schedule.

                                                                EARLY
                     YEAR OF REPURCHASE                       WITHDRAWAL
                       AFTER PURCHASE                           CHARGE
                     ------------------                       ----------
First.......................................................     3.0%
Second......................................................     2.5%
Third.......................................................     2.0%
Fourth......................................................     1.5%
Fifth.......................................................     1.0%
Sixth and following.........................................     0.0%

     Exchanges. Tendering shareholders may elect to have the Depositary invest the cash proceeds from the tender of Common Shares of the Trust in contingent deferred sales charge shares ("Class B Shares") of open-end investment companies advised by either Van Kampen Investment Advisory Corp. or Van Kampen Asset Management Inc. and distributed by VK ("VK Funds"), subject to certain limitations. The Early Withdrawal Charge will be waived for Common Shares tendered pursuant to this election, however, such Class B Shares immediately become subject to a contingent deferred sales charge schedule equivalent to the Early Withdrawal Charge schedule of the Trust. Thus, shares of such VK Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from the VK Funds. The purchase of shares of such VK Fund will be deemed to have occurred at the time of the purchase of the Common Shares of the Trust for calculating the applicable contingent deferred sales charge.

     The prospectus for each VK Fund describes its investment objectives and policies. Shareholders can obtain a prospectus without charge by calling 1-800-341-2911 and should consider these objectives and policies carefully before making the election described above. Tendering shareholders may purchase Class B Shares of a VK Fund only if shares of such VK Fund are available for sale, and shareholders establishing a new Class B Share account of a VK Fund must invest net tender proceeds from Common Shares which have a net asset value at or above the new account minimum of such VK Fund. An exchange is still deemed to be a tender of Common Shares causing a taxable event and may result in a taxable gain or loss for tendering shareholders.

     A shareholder may make the election described above by completing the appropriate section on the Letter of Transmittal or by giving proper instructions to the shareholder's broker or dealer. Although this election to purchase Class B Shares of a VK Fund has been made available as a convenience to the Trust's shareholders, neither the Trust nor its Board of Trustees makes any recommendation as to whether shareholders should invest in shares of another VK Fund.

     4. WITHDRAWAL RIGHTS. Except as otherwise provided in this Section 4, tenders of Common Shares made pursuant to the Offer will be irrevocable. You may withdraw Common Shares tendered at any time prior to the Expiration Date and, if the Common Shares have not yet been accepted for payment by the Trust, at any time after 12:00 Midnight Eastern Standard time on February 15, 2000.

     To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Depositary at the address set forth on page 2 of this Offer to Purchase. Any notice of withdrawal must specify the name of the person having tendered the Common Shares to be withdrawn, the number of Common Shares to be withdrawn, and, if certificates representing such Common Shares have been delivered or otherwise identified to the Depositary, the name of the registered holder(s) of such Common Shares as set forth in such certificates if different from the name of the person tendering the Common Shares. If certificates have been delivered to the Depositary, then, prior to the release of such certificates, you must also submit the certificate numbers shown on the particular certificates evidencing such Common Shares and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution.

     All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Trust in its sole discretion, whose determination shall be final and binding. None of the Trust, VK, the Depositary or any other person is or will be obligated to give any notice of any defects or irregularities in any notice of withdrawal, and none of them will incur any liability for failure to give any such notice. Common Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the Offer. However, withdrawn Common Shares may be retendered by following the procedures described in Section 2 prior to the Expiration Date.

     5. PAYMENT FOR SHARES. For purposes of the Offer, the Trust will be deemed to have accepted for payment (and thereby purchased) Common Shares which are tendered and not withdrawn when, as and if it gives oral or written notice to the Depositary of its acceptance of such Common Shares for payment pursuant to the Offer. Upon the terms and subject to the conditions of the Offer, the Trust will accept for payment (and thereby purchase) Common Shares properly tendered promptly after the Expiration Date.

     Payment for Common Shares purchased pursuant to the Offer will be made by depositing the aggregate purchase price therefor with the Depositary, which will act as agent for tendering shareholders for the purpose of receiving payment from the Trust and either transmitting payment directly to the tendering shareholders or, in the case of tendering shareholders electing to invest such proceeds in another VK Fund, transmitting payment directly to the transfer agent for purchase of Class B Shares of the designated VK Fund for the account of such shareholders. In all cases, payment for Common Shares accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary, as required pursuant to the Offer, of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), any certificates representing such Common Shares, if issued, and any other required documents. Certificates for Common Shares not purchased (see Sections 1 and 6), or for Common Shares not tendered included in certificates forwarded to the Depositary, will be returned promptly following the termination, expiration or withdrawal of the Offer, without expense to the tendering shareholder.

     The Trust will pay all transfer taxes, if any, payable on the transfer to it of Common Shares purchased pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted by the Offer) if unpurchased Common Shares are to be registered in the name of any person other than the registered holder, or if tendered certificates, if any, are registered or the Common Shares tendered are held in the name of any person other than the person signing the Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. Shareholders tendering Common Shares remain entitled to receive dividends declared on such shares up to the settlement date of the Offer. The Trust will not pay any interest on the Purchase Price under any circumstances. An Early Withdrawal Charge will be imposed on most Common Shares accepted for payment that have been held for less than five years. See
Section 3. In addition, if certain events occur, the Trust may not be obligated to purchase Common Shares pursuant to the Offer. See Section 6.

     ANY TENDERING SHAREHOLDER OR OTHER PAYEE WHO HAS NOT PREVIOUSLY SUBMITTED A COMPLETED AND SIGNED SUBSTITUTE FORM W-9 AND WHO FAILS TO COMPLETE FULLY AND SIGN THE SUBSTITUTE FORM W-9 ENCLOSED WITH THE LETTER OF TRANSMITTAL MAY BE SUBJECT TO REQUIRED FEDERAL INCOME TAX WITHHOLDING OF 31% OF THE GROSS PROCEEDS PAID TO SUCH SHAREHOLDER OR OTHER PAYEE PURSUANT TO THE OFFER. SEE SECTION 2.

     6. CERTAIN CONDITIONS OF THE OFFER. Notwithstanding any other provision of the Offer, the Trust shall not be required to accept for payment, purchase or pay for any Common Shares tendered, and may terminate or amend the Offer or may postpone the acceptance for payment of, the purchase of and payment for Common Shares tendered, if at any time at or before the time of purchase of any such Common Shares, any of the following events shall have occurred (or shall have been determined by the Trust to have occurred) which, in the Trust's sole judgment in any such case and regardless of the circumstances (including any action or omission to act by the Trust), makes it inadvisable to proceed with the Offer or with such purchase or payment: (1) in the reasonable judgment of the Trustees, there is not sufficient liquidity of the assets of the Trust; (2) such transactions, if consummated, would (a) impair the Trust's status as a regulated investment company under the federal income tax law (which would make the Trust a taxable entity, causing the Trust's taxable income to be taxed at the Trust level) or (b) result in a failure to comply with applicable asset coverage requirements; or (3) there is, in the Board of Trustees' reasonable judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Trust, (b) suspension of or limitation on prices for trading securities generally on any United States national securities exchange or in the over-the-counter market, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by banks in the United States, (d) limitation affecting the Trust or the issuers of its portfolio securities imposed by federal or state authorities on the extension of credit by lending institutions, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect on the Trust or the holders of its Common Shares if the tendered Common Shares are purchased.

     The foregoing conditions are for the Trust's sole benefit and may be asserted by the Trust regardless of the circumstances giving rise to any such condition (including any action or inaction by the Trust), and any such condition may be waived by the Trust in whole or in part, at any time and from time to time in its sole discretion. The Trust's failure at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right; the waiver of any such right with respect to particular facts and circumstances shall not be deemed a waiver with respect to any other facts or circumstances; and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. Any determination by the Trust concerning the events described in this Section 6 shall be final and shall be binding on all parties.

     If the Trust determines to terminate or amend the Offer or to postpone the acceptance for payment of or payment for Common Shares tendered, it will, to the extent necessary, extend the period of time during which the Offer is open as provided in Section 16. Moreover, in the event any of the foregoing conditions are modified or waived in whole or in part at any time, the Trust will promptly make a public announcement of such waiver and may, depending on the materiality of the modification or waiver, extend the Offer period as provided in Section 16.

     7. PURPOSE OF THE OFFER. The Trust currently does not believe that an active secondary market for its Common Shares exists or is likely to develop. In recognition of the possibility that a secondary market may not develop for the Common Shares of the Trust, or, if such a market were to develop, the Common Shares might trade at a discount, the Trustees have determined that it would be in the best interest of its shareholders for the Trust to take action to attempt to provide liquidity to shareholders or to reduce or eliminate any future market value discount from NAV that might otherwise exist, respectively. To that end, the Trustees presently intend each quarter to consider making a tender offer to purchase Common Shares at their NAV. The purpose of this Offer is to attempt to provide liquidity to the holders of Common Shares. There can be no assurance that this Offer will provide sufficient liquidity to all holders of Common Shares that desire to sell their Common Shares or that the Trust will make any such tender offer in the future.

     NEITHER THE TRUST NOR ITS BOARD OF TRUSTEES MAKES ANY RECOMMENDATION TO ANY SHAREHOLDER AS TO WHETHER TO TENDER OR REFRAIN FROM TENDERING ANY OR ALL OF SUCH SHAREHOLDER'S COMMON SHARES AND HAS NOT AUTHORIZED ANY PERSON TO MAKE ANY SUCH RECOMMENDATION. SHAREHOLDERS ARE URGED TO EVALUATE CAREFULLY ALL INFORMATION IN THE OFFER, CONSULT THEIR OWN INVESTMENT AND TAX ADVISORS AND MAKE THEIR OWN DECISIONS WHETHER TO TENDER COMMON SHARES AND, IF SO, HOW MANY COMMON SHARES TO TENDER.

     8. PLANS OR PROPOSALS OF THE TRUST. Except as set forth in this Section 8, the Trust has no present plans or proposals which relate to or would result in any extraordinary transaction such as a merger, reorganization or liquidation involving the Trust; a sale or transfer of a material amount of assets of the Trust other than in its ordinary course of business; any material changes in the Trust's present capitalization (except as resulting from the Offer or otherwise set forth herein); or any other material changes in the Trust's structure or business. The Trust's fundamental investment policies and restrictions give the Trust the flexibility to pursue its investment objective through a fund structure commonly known as a "master-feeder" structure. If the Trust converts to a master-feeder structure, the existing shareholders of the Trust would continue to hold their shares of the Trust and the Trust would become a feeder-fund of the master-fund. The value of a shareholder's shares would be the same immediately after any conversion as the value immediately before such conversion.

Use of this master-feeder structure potentially would result in increased assets invested among the collective investment vehicle of which the Trust would be a part, thus allowing operating expenses to be spread over a larger asset base, potentially achieving economies of scale. The Trust's Board of Trustees presently does not intend to affect any conversion to a master-feeder structure.

     9. PRICE RANGE OF COMMON SHARES; DIVIDENDS. The Trust's NAV per Common Share from December 10, 1997 through December 10, 1999 ranged from a high of $9.99 to a low of $9.73. On December 10, 1999, the NAV was $9.73 per Common Share. You can obtain current NAV quotations from VK by calling (800) 341-2911 between the hours of 7:00 A.M. and 7:00 P.M. Central Standard time, Monday through Friday, except holidays. NAV quotes also may be obtained through the ICI Pricing Service which is released each Friday evening and published by the Dow Jones Capital Markets Wire Service on each Friday; published in the New York Times on each Saturday; published in the Chicago Tribune on each Sunday; and published weekly in Barron's magazine. The Trust offers and sells its Common Shares to the public on a continuous basis through VK as principal underwriter. The Trust is not aware of any secondary market trading for the Common Shares. Dividends on the Common Shares are declared daily and paid monthly.

     Over the twelve month period preceding the commencement of the Offer, the Trust paid the following dividends per Common Share held for the entire respective dividend period:

                     DIVIDEND PAYMENT                       AMOUNT OF DIVIDEND
                           DATE                              PER COMMON SHARE
                     ----------------                       ------------------
November 24, 1999..........................................     $0.0535
October 25, 1999........................................... $0.0535
September 24, 1999......................................... $0.0535
August 25, 1999............................................ $0.0535
July 23, 1999.............................................. $0.0535
June 25, 1999.............................................. $0.0531
May 25, 1999............................................... $0.0513
April 23, 1999............................................. $0.0513
March 25, 1999............................................. $0.0513
February 25, 1999.......................................... $0.0513
January 25, 1999........................................... $0.0401
December 31, 1998.......................................... $0.0162
December 24, 1998.......................................... $0.0513

Shareholders tendering Common Shares remain entitled to receive dividends declared on such Common Shares up to the settlement date of the Offer.

     10. INTEREST OF TRUSTEES AND EXECUTIVE OFFICERS; TRANSACTIONS AND ARRANGEMENTS CONCERNING THE COMMON SHARES. Except as set forth in this Section 10, as of December 10, 1999, the trustees and executive officers of the Trust as a group beneficially owned no Common Shares. As of December 10, 1999, Dennis J. McDonnell, Executive Vice President, Chief Investment Officer and a Trustee of the Trust, owned 918.499 Common Shares and Wayne W. Whalen, a trustee of the Trust, owned 1,803.281 Common Shares. The Trust has been informed that no trustee or executive officer of the Trust intends to tender any Common Shares pursuant to the Offer.

     Except as set forth in this Section 10, based upon the Trust's records and upon information provided to the Trust by its trustees, executive officers and affiliates (as such term is used in the Securities Exchange Act of 1934), neither the Trust nor, to the best of the Trust's knowledge, any of the trustees or executive officers of the Trust, nor any affiliates of any of the foregoing, has effected any transactions in the Common Shares during the forty business day period prior to the date hereof. Dennis J. McDonnell acquired 10.008 Common Shares and Wayne W. Whalen acquired 19.640 Common Shares between October 20, 1999 and December 10, 1999 through the reinvestment of dividends as described in the Trust's prospectus.

     The Board of Trustees has recently appointed Richard F. Powers III (President and Chief Executive Officer of Van Kampen Investments Inc.) as a trustee of the Trust replacing the retiring Don G. Powell (former Chairman and Director of Van Kampen Investments Inc.). Mr. Powers has also been appointed President of the Trust and certain other funds distributed by VK. Prior to May 1998, Mr. Powers was

Executive Vice President and Director of Marketing at Morgan Stanley Dean Witter & Co. and Director of Dean Witter Discover & Co. and Dean Witter Realty. Prior to 1996, Mr. Powers was Director of Dean Witter Reynolds Inc.

     Except as set forth in this Offer to Purchase, neither the Trust nor, to the best of the Trust's knowledge, any of its affiliates, trustees or executive officers, is a party to any contract, arrangement, understanding or relationship with any other person relating, directly or indirectly, to the Offer with respect to any securities of the Trust (including, but not limited to, any contract, arrangement, understanding or relationship concerning the transfer or the voting of any such securities, joint ventures, loan or option arrangements, puts or calls, guaranties of loans, guaranties against loss or the giving or withholding of proxies, consents or authorizations).

     11. CERTAIN EFFECTS OF THE OFFER. The purchase of Common Shares pursuant to the Offer will have the effect of increasing the proportionate interest in the Trust of shareholders who do not tender their Common Shares. If you retain your Common Shares you will be subject to any increased risks that may result from the reduction in the Trust's aggregate assets resulting from payment for the tendered Common Shares (e.g., greater volatility due to decreased diversification and higher expenses). However, the Trust believes that since the Trust is engaged in a continuous offering of the Common Shares, those risks would be reduced to the extent new Common Shares of the Trust are sold. All Common Shares purchased by the Trust pursuant to the Offer will be held in treasury pending disposition.

     12. SOURCE AND AMOUNT OF FUNDS. The total cost to the Trust of purchasing the full 114,263,391 Common Shares pursuant to the Offer would be approximately $1,111,782,794 (assuming a NAV of $9.73 per Common Share on the Expiration
Date). The Trust anticipates that the Purchase Price for any Common Shares acquired pursuant to the Offer will first be derived from cash on hand, such as proceeds from sales of new Common Shares of the Trust and specified pay-downs from the participation interests in senior corporate loans which it has acquired, and then from the proceeds from the sale of cash equivalents held by the Trust. The Trust may from time to time enter into one or more credit agreements to provide the Trust with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer it may make. The Trust has been a party to such credit arrangements in the past and currently is a party to a credit agreement which will terminate by its terms on June 13, 2000 (described in more detail below). If, in the judgment of the Trustees, there is not sufficient liquidity of the assets of the Trust to pay for tendered Common Shares, the Trust may terminate the Offer. See Section 6.

     The Trust has entered into a Second Amendment and Restatement of Credit Agreement dated as of June 14, 1999 (the "Credit Agreement") among the Trust and Van Kampen Senior Floating Rate Fund (the "Co-Borrower") as borrowers, the banks party thereto (the "Financial Institutions"), and Bank of America National Trust and Savings Association ("BofA"), as agent, pursuant to which the Financial Institutions have committed to provide a credit facility of up to $500,000,000 to the Trust and the Co-Borrower, which is not secured by the assets of the Trust or Co-Borrower or other collateral. As of the date hereof, neither the Trust nor the Co-Borrower has drawn any of the funds available under the Credit Agreement. The proceeds of any amounts borrowed under the Credit Agreement may be used to provide the Trust with additional liquidity to meet its obligations to purchase Common Shares pursuant to any tender offer that it may make. The Credit Agreement has terms and conditions substantially similar to the following:

     a. Each of the Trust and the Co-Borrower is entitled to borrow money ("Loans") from the Financial Institutions in amounts which in the aggregate do not exceed the lesser of (i) the $500 million credit facility, provided that the aggregate amount of Loans to the Trust or the Co-Borrower on an individual basis cannot exceed twelve and one half percent (12.5%) of the net asset value of the Trust or Co-Borrower, as the case may be (defined as total assets minus total liabilities minus assets subject to liens).

     b. Loans made under the Credit Agreement, if any, will bear interest daily at the option of the Trust or Co-Borrower, as applicable, (i) at a rate per annum equal to the federal funds rate from time to time plus 0.45%, provided, however, that during the period from December 17, 1999 through January 14, 2000, the rate shall be the federal funds rate plus 0.575%, or (ii) at a rate per annum equal to a reserve-adjusted interbank offered rate offered by BofA's Grand Cayman Branch ("IBOR") plus

        0.45% per annum, provided, however, that during the period from December 17, 1999 through January 14, 2000, the rate shall be IBOR plus 0.575%. Each of the Trust and Co-Borrower will bear the expenses of any borrowings attributable to it under the Credit Agreement. Such interest will be due, in arrears, on the outstanding principal amount of each Loan (i) as to any federal funds rate Loan on the last business day of each calendar quarter and (ii) as any offshore rate Loan, from one (1) day to sixty (60) days from the date of the Loan, as selected by the Trust or Co-Borrower, as applicable, in advance. Interest on the outstanding principal of the Loans will also be due on the date of any prepayment of any offshore rate Loan and on demand during the existence of an event of default under the Credit Agreement payable by the borrower subject to such event of default. Overdue payments of principal and interest will bear interest, payable upon demand, at a penalty rate. No Loan shall be outstanding for a period of more than sixty (60) days, and there shall be no more than three Interest Periods as defined in the Credit Agreement in effect.

     c. The Trust paid approximately $34,680 of fees and expenses to BofA or its affiliates on the date the Credit Agreement was executed. In addition, during the term of the Credit Agreement, the Trust is obligated to pay its pro rata share (based on the relative net assets of the Trust and Co-Borrower) of a commitment fee computed at the rate of 0.09% per annum on the average daily unused amount of the facility.

     d. The principal amount of any Loan made under the Credit Agreement, if any, is required to be paid sixty (60) days from the date of the Loan. Each of the Trust and Co-Borrower is entitled to prepay a Loan made to it in multiples of $1,000,000, provided that the Trust or Co-Borrower, as applicable, gives sufficient notices of prepayment. On the Commitment Termination Date (as defined below), all outstanding principal and accrued interest under the Credit Agreement will be due and payable in full.

     e. The drawdown of the initial Loan, if any, under the Credit Agreement is subject to certain conditions, including, among other things, the Trust and Co-Borrower, as applicable, executing and delivering a promissory note made payable to the order of each Financial Institution, in the form attached to the Credit Agreement (the "Promissory Notes").

        The drawdown of each Loan, if any, is further conditioned upon the satisfaction of additional conditions, including, without limitation,
        (i) the providing of notice with respect to the Loan; (ii) the asset coverage ratio for the applicable borrower being at least 8 to 1; (iii) there being no default or event of default in existence with respect to the applicable borrower; (iv) the representations and warranties with respect to the applicable borrower made in the Credit Agreement continuing to be true; and (v) there being no Loans outstanding with respect to the applicable borrower for more than sixty (60) days on the day preceding the proposed borrowing.

     f. The Credit Agreement contains various affirmative and negative covenants of the Trust and Co-Borrower, including, without limitation, obligations: (i) to provide periodic financial information; (ii) with limited exceptions, to not consolidate with or merge into any other entity or have any other entity merge into it and to not sell all or any substantial part of its assets; (iii) to continue to engage in its current type of business and to maintain its existence as a business trust; (iv) to comply with applicable laws, rules and regulations; (v) to maintain insurance on its property and business; (vi) to limit the amount of its debt based upon 12.5% of the net asset value of the applicable borrower; and (vii) to not create any lien on any of its assets, with certain exceptions.

     g. The Credit Agreement also contains various events of default (with certain specified grace periods), including, without limitation: (i) failure to pay when due any amounts required to be paid to the Financial Institutions under the Credit Agreement or the Promissory Notes; (ii) any material misrepresentations in the Credit Agreement or documents delivered to the Financial Institutions; (iii) failure to observe or perform certain terms, covenants and agreements contained in the Credit Agreement, the Promissory Notes or other documents delivered to the Financial Institutions; (iv) failure to comply with the Trust's or Co-Borrower's, as applicable, fundamental investment policies or investment restrictions; (v) failure to comply by the Trust or Co-Borrower, as applicable, with all material provisions of the Investment Company Act of 1940; (vi) the voluntary or involuntary bankruptcy of the Trust or Co-Borrower, as applicable;
(vii) the entry of judgments for the payment of money in excess of $5,000,000 in the aggregate which remains unsatisfied or unstayed for a period of 30 days; and (viii) a change in control of the Trust's or Co-Borrower's, as applicable, investment adviser.

     h. The credit facility provided pursuant to the Credit Agreement will terminate on June 13, 2000 (the "Commitment Termination Date"), unless extended or earlier terminated pursuant to the terms thereof, and all accrued interest and principal will be due thereon.

     Pursuant to guidelines applicable to the Trust and the Co-Borrower, any Loans to the Trust and Co-Borrower will be made on a first-come, first-serve basis. If, at any time, the demand for borrowings by the Trust and Co-Borrower exceeds amounts available under the Credit Agreement, such borrowing will be allocated on a fair and equitable basis, taking into consideration factors, including without limitation, relative net assets of the Trust and Co-Borrower, amounts requested by the Trust and Co-Borrower, and availability of other sources of cash to meet each parties needs.

     The Trust intends to repay any Loans under the Credit Agreement from proceeds from the specified pay-downs from the interests in Senior Loans (as defined below) which will be acquired and from proceeds from the sale of Common Shares.

     The foregoing descriptions of the Credit Agreement do not purport to be complete or final, and are qualified in their entirety by reference to the Credit Agreement included as Exhibit (b) to the Issuer Tender Offer Statement on
Schedule 13E-4 of the Trust. See Section 14.

     13. CERTAIN INFORMATION ABOUT THE TRUST. The Trust was organized as a Massachusetts business trust on July 14, 1989 and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust's investment objective is to provide a high level of current income, consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing in a professionally managed portfolio of interests in floating or variable rate senior loans ("Senior Loans") to corporations, partnerships and other entities ("Borrowers") which operate in a variety of industries and geographical regions. Although the Trust's NAV will vary, the Trust's policy of acquiring interests in floating or variable rate Senior Loans is expected to minimize fluctuations in the Trust's NAV as a result of changes in interest rates. Senior Loans in which the Trust will invest generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally the prime rate offered by one or more major United States banks ("Prime Rate"), the London Inter-Bank Offered Rate ("LIBOR"), the certificate of deposit rate or other base lending rates used by commercial lenders. The Senior Loans in the Trust's portfolio at all times have a dollar-weighted average time until next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, the interest payable to the Trust from its investments in Senior Loans should increase, and as short-term interest rates decrease, the interest payable to the Trust on its investments in Senior Loans should decrease. The amount of time required to pass before the Trust realizes the effects of changing short-term market interest rates on its portfolio varies with the dollar-weighted average time until the next interest rate redetermination on securities in the Trust's portfolio.

     The Trust has registered as a "non-diversified" investment company so that, subject to its investment restrictions, it is able to invest more than 5% of the value of its assets in the obligations of any single issuer, including Senior Loans of a single Borrower or participations in Senior Loans purchased from a single lender. To the extent the Trust invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Trust will be more susceptible than a more widely diversified investment company to any single corporate, economic, political or regulatory occurrence.

     The Trust is advised by Van Kampen Investment Advisory Corp. (the "Adviser") pursuant to an Investment Advisory Agreement under which the Trust accrues daily and pays monthly to the Adviser an investment management fee based on the per annum rate of: 0.95% of the first $4.0 billion of average daily net assets of the Trust, 0.90% on the next $3.5 billion, 0.875% on the next $2.5 billion and 0.85% on average daily net assets over $10.0 billion. Effective December 9, 1999, Howard Tiffen, Senior Vice President and Director of Senior Loans of the Adviser, assumed primary responsibility for the day-to-day management of the Trust. Mr. Tiffen also has primary responsibility for the day-to-day management of the portfolio of the Van Kampen Prime Rate Income Trust, a continuously offered closed end investment company, and Van Kampen Senior Income Trust, a closed end investment company listed on the New York Stock Exchange, both investing primarily in Senior Loans and having investment objectives and policies substantially similar to those of the Fund. Mr. Tiffen is also Senior Vice President and Director of Senior Loans of Van Kampen Asset Management Inc. and Van Kampen Management Inc. Mr. Tiffen has over 25 years of investment experience and manages over $13 billion in senior loan assets for Van Kampen Investments Inc. Prior to joining the Adviser, Mr. Tiffen was senior portfolio manager for Pilgrim Investments' Senior Floating Rate Investment Management business from 1995 to 1999, where he managed the Pilgrim Prime Rate Trust and other structured senior loan portfolios. From 1982 to 1995, Mr. Tiffen held positions in the lending and capital markets functions at Bank of America, and its predecessor, Continental Bank. The Trust also is a party to an Administration Agreement and an Offering Agreement with VK. Under the Administration Agreement, the Trust pays VK a monthly fee based on the per annum rate of 0.25% of the Trust's average daily net assets. Under the Offering Agreement, the Trust offers and sells its Common Shares to the public on a continuous basis through VK as principal underwriter. The Adviser and VK are indirect wholly owned subsidiaries of Morgan Stanley Dean Witter & Co. VK compensates broker-dealers participating in the continuous offering of the Trust's Common Shares at a rate of 3.0% of the dollar value of Common Shares purchased from the Trust by such broker-dealers. VK also compensates broker-dealers who have entered into sales agreements with VK at an annual rate, paid quarterly, equal to an amount up to 0.35% of the value of Common Shares sold by each respective broker-dealer and remaining outstanding after one year from the date of their original purchase. VK also may provide, from time to time, additional cash incentives to broker-dealers which employ representatives who sell a minimum dollar amount of the Common Shares. All such compensation is or will be paid by VK out of its own assets, and not out of the assets of the Trust. The compensation paid to such broker-dealers and to VK, including the compensation paid at the time of purchase, the quarterly payments, any additional incentives paid from time to time and the Early Withdrawal Charge, if any, will not exceed applicable limitations.

     The principal executive offices of the Trust are located at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181-5555.

     Reference is hereby made to Section 9 of this Offer to Purchase and the financial statements attached hereto as Exhibit A which are incorporated herein by reference.

     14. ADDITIONAL INFORMATION. The Trust has filed an Issuer Tender Offer Statement on Schedule 13E-4 with the Securities and Exchange Commission (the "Commission") which includes certain additional information relating to the Offer. Such material may be inspected and copied at prescribed rates at the Commission's public reference facilities at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549; Jacob K. Javits Federal Building, 26 Federal Plaza, New York, New York 10278; and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661-2511. Copies of such material may also be obtained by mail at prescribed rates from the Public Reference Branch of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, the Issuer Tender Offer Statement on Schedule 13E-4 is available along with other related materials at the Commission's internet website (http://www.sec.gov).

     15. CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following discussion is a general summary of the federal income tax consequences of a sale of Common Shares pursuant to the Offer. Shareholders should consult their own tax advisers regarding the tax consequences of a sale of Common Shares pursuant to the Offer, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

     The sale of Common Shares pursuant to the Offer will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or under certain circumstances, as a "dividend." Under Section 302(b) of the Internal Revenue Code of 1986, as amended (the "Code"), a sale of Common Shares pursuant to the Offer generally will be treated as a "sale or exchange" if the receipt of cash by the shareholder or by the Depositary on behalf of the shareholder, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in Class B Shares of a designated VK
Fund: (a) results in a

"complete termination" of the shareholder's interest in the Trust, (b) is "substantially disproportionate" with respect to the shareholder, or (c) is "not essentially equivalent to a dividend" with respect to the shareholder. In determining whether any of these tests has been met, Common Shares actually owned, as well as Common Shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in Section 318 of the Code, generally must be taken into account. If any of these three tests for "sale or exchange" treatment is met, a shareholder will recognize gain or loss equal to the difference between the amount of cash received by the shareholder or by the Depositary on behalf of the shareholder, in the case of a tendering shareholder electing to invest cash proceeds from the tender of Common Shares in Class B Shares of a designated VK Fund, pursuant to the Offer and the tax basis of the Common Shares sold. If such Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. The maximum long-term capital gains rate for corporations is 35%.

     If none of the tests set forth in Section 302(b) of the Code is met, amounts received by a shareholder or by the Depositary on behalf of a shareholder, as the case may be, who sells Common Shares pursuant to the Offer will be taxable to the shareholder as a "dividend" to the extent of such shareholder's allocable share of the Trust's current or accumulated earnings and profits, and the excess of such amounts received over the portion that is taxable as a dividend would constitute a non-taxable return of capital (to the extent of the shareholder's tax basis in the Common Shares sold pursuant to the Offer) and any amounts in excess of the shareholder's tax basis would constitute taxable gain. Thus, a shareholder's tax basis in the Common Shares sold will not reduce the amount of the "dividend." Any remaining tax basis in the Common Shares tendered to the Trust will be transferred to any remaining Common Shares held by such shareholder. In addition, if a tender of Common Shares is treated as a "dividend" to a tendering shareholder, a constructive dividend under
Section 305(c) of the Code may result to a non-tendering shareholder whose proportionate interest in the earnings and assets of the Trust has been increased by such tender. The Trust believes, however, that the nature of the repurchase will be such that a tendering shareholder will qualify for "sale or exchange" treatment (as opposed to "dividend" treatment).

     16. EXTENSION OF TENDER PERIOD; TERMINATION; AMENDMENTS. The Trust reserves the right, at any time and from time to time, to extend the period of time during which the Offer is pending by making a public announcement thereof. In the event that the Trust so elects to extend the tender period, the Purchase Price for the Common Shares tendered will be determined as of 5:00 P.M. Eastern Standard time on the Expiration Date, as extended, and the Offer will terminate as of 12:00 Midnight Eastern Standard time on the Expiration Date, as extended. During any such extension, all Common Shares previously tendered and not purchased or withdrawn will remain subject to the Offer. The Trust also reserves the right, at any time and from time to time up to and including the Expiration Date, to (a) terminate the Offer and not to purchase or pay for any Common Shares or, subject to applicable law, postpone payment for Common Shares upon the occurrence of any of the conditions specified in Section 6, and (b) amend the Offer in any respect by making a public announcement thereof. Such public announcement will be issued no later than 9:00 A.M. Eastern Standard time on the next business day after the previously scheduled Expiration Date and will disclose the approximate number of Common Shares tendered as of that date. Without limiting the manner in which the Trust may choose to make a public announcement of extension, termination or amendment, except as provided by applicable law (including Rule 13e-4(e)(2)), the Trust shall have no obligation to publish, advertise or otherwise communicate any such public announcement, other than by making a release to the Dow Jones News Service.

     If the Trust materially changes the terms of the Offer or the information concerning the Offer, or if it waives a material condition of the Offer, the Trust will extend the Offer to the extent required by Rule 13e-4 promulgated under the Exchange Act. These rules require that the minimum period during which an offer must remain open following material changes in the terms of the offer or information concerning the offer (other than a change in price or a change in percentage of securities sought) will depend on the facts and circumstances, including the relative materiality of such terms or information. If (i) the Trust increases or decreases the price to be paid for Common Shares, or the Trust increases the number of Common Shares being sought by an amount exceeding 2% of the outstanding Common Shares, or the Trust decreases the number of Common Shares being sought and (ii) the Offer is scheduled to expire at any time earlier than the expiration of a period ending on the tenth business day from, and including, the date that notice of such increase or decrease is first published, sent or given, the Offer will be extended at least until the expiration of such period of ten business days.

     17. MISCELLANEOUS. The Offer is not being made to, nor will the Trust accept tenders from, owners of Common Shares in any jurisdiction in which the Offer or its acceptance would not comply with the securities or Blue Sky laws of such jurisdiction. The Trust is not aware of any jurisdiction in which the making of the Offer or the tender of Common Shares would not be in compliance with the laws of such jurisdiction. However, the Trust reserves the right to exclude holders in any jurisdiction in which it is asserted that the Offer cannot lawfully be made. So long as the Trust makes a good-faith effort to comply with any state law deemed applicable to the Offer, the Trust believes that the exclusion of holders residing in such jurisdiction is permitted under Rule 13e-4(f)(9) promulgated under the Exchange Act. In any jurisdiction the securities or Blue Sky laws of which require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on the Trust's behalf by one or more registered brokers or dealers licensed under the laws of such jurisdiction.

December 17, 1999                             VAN KAMPEN PRIME RATE INCOME TRUST

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Prime Rate Income Trust:

     We have audited the accompanying statement of assets and liabilities of Van Kampen Prime Rate Income Trust (the "Trust"), including the portfolio of investments as of July 31, 1999, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and selling or agent banks; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Prime Rate Income Trust as of July 31, 1999, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                                        KPMG LLP
Chicago, Illinois
September 14, 1999

                            PORTFOLIO OF INVESTMENTS

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            VARIABLE RATE ** SENIOR LOAN INTERESTS  89.2%
            AEROSPACE/DEFENSE  0.6%
$  8,935    Aerostructures Corp.,
            Term Loan................  NR        BB-    12/31/03 to 09/06/04   $    8,944,347
  13,030    Aircraft Braking Systems,
            Inc., Term Loan..........  NR        NR           10/15/05             13,028,371
  10,460    Decrane Finance Co.,
            Term Loan................  B2        B+     09/30/05 to 04/23/06       10,458,252
   8,751    Fairchild Holding Corp.,
            Term Loan................  Ba3       BB-          04/30/06              8,718,938
   8,626    United Defense
            Industries, Inc., Term
            Loan.....................  Ba3       BB-    10/06/05 to 10/06/06        8,626,037
                                                                               --------------
                                                                                   49,775,945
                                                                               --------------
            AUTOMOTIVE  2.6%
  34,000    American Axel and
            Manufacturing Co., Term
            Loan.....................  Ba3       BB-          04/30/06             33,999,238
  10,000    American Bumper and
            Manufacturing Co., Term
            Loan.....................  NR        NR           04/30/04              9,992,999
  55,833    Breed Technologies, Inc.,
            Term Loan................  Caa1      CCC    04/27/04 to 04/27/06       55,823,812
   4,415    Breed Technologies, Inc.,
            Revolving Credit
            Agreement................  Caa1      CCC          04/27/04              4,414,294
  15,000    Dura Operating Corp, Term
            Loan.....................  Ba3       BB-          03/31/06             14,976,526
  40,000    Federal Mogul Corp., Term
            Loan.....................  Ba2       NR           03/24/05             39,998,082
   9,950    Insilco Corp., Term
            Loan.....................  Ba3       B+           11/24/05              9,950,000
   4,798    JMS Automotive
            Rebuilders, Inc., Term
            Loan (a)(b)..............  NR        NR           06/30/04                479,761
  10,000    Metalforming
            Technologies, Inc., Term
            Loan.....................  NR        NR           06/30/06              9,998,985

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            AUTOMOTIVE (CONTINUED)
$  7,769    Murray's Discount Auto
            Stores, Inc., Term
            Loan.....................  NR        NR           06/30/03         $    6,985,640
   8,612    The Plastech Group, Term
            Loan.....................  NR        NR     04/01/02 to 04/01/04        8,603,055
  16,491    Safelite Glass Corp.,
            Term Loan................  B1        B+     12/23/04 to 12/23/05       16,492,344
                                                                               --------------
                                                                                  211,714,736
                                                                               --------------
            BEVERAGE, FOOD, & TOBACCO  2.1%
  46,930    Agrilink Foods, Term
            Loan.....................  B1        BB-    09/30/04 to 09/30/05       46,928,779
  11,500    Amerifoods Cos., Inc.,
            Term Loan (g)............  NR        NR           06/30/01             10,925,000
  37,406    Dr. Pepper Holdings,
            Inc., Term Loan..........  NR        NR           12/31/05             37,369,140
   9,369    Edwards Baking Corp.,
            Term Loan................  NR        NR     09/30/03 to 09/30/05        9,354,199
  12,375    Favorite Brands
            International, Inc., Term
            Loan.....................  Caa3      NR           05/19/05             11,132,174
  17,977    Fleming Cos., Inc., Term
            Loan.....................  Ba3       BB+          07/25/04             17,957,466
  19,853    Fleming Cos., Inc.,
            Revolving Credit
            Agreement................  Ba3       BB+          07/25/03             19,852,028
   7,425    Leon's Bakery, Inc., Term
            Loan.....................  NR        NR           05/02/05              7,424,294
   9,620    Southern Foods Group,
            Inc., Term Loan..........  Ba3       BB-          02/28/06              9,623,611
                                                                               --------------
                                                                                  170,566,691
                                                                               --------------
            BROADCASTING--CABLE  5.4%
   9,800    Bresnan Communications
            Co., LP, Term Loan.......  Ba3       BB+          01/29/08              9,798,569
 200,000    Charter Communications,
            Inc., Term Loan..........  Ba3       BB+          03/17/08            200,006,254
  46,906    Chelsea Communications,
            Inc., Term Loan..........  Ba2       NR           12/31/04             46,903,030
  10,400    Encore Investments, Term
            Loan.....................  NR        NR           06/30/04             10,400,000

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            BROADCASTING--CABLE (CONTINUED)
$ 44,278    Falcon Communications,
            Inc., Term Loan..........  NR        BB           12/31/07         $   44,269,363
  15,000    Frontiervision Operating
            Partners, LP, Term
            Loan.....................  Ba3       BB           03/31/06             14,996,721
  20,694    Garden State Cablevision,
            LP, Revolving Credit
            Agreement................  NR        NR           06/30/05             20,694,291
  53,416    InterMedia Partners IV,
            LP, Term Loan............  Ba3       NR     01/01/05 to 12/31/07       53,404,413
  30,286    Triax Midwest Associates,
            Term Loan................  NR        NR     06/30/06 to 06/30/07       30,279,581
   1,676    Triax Midwest Associates,
            Revolving Credit
            Agreement................  NR        NR           06/30/06              1,675,566
   7,000    TW Fanch, Term Loan......  NR        NR           12/31/07              6,974,486
                                                                               --------------
                                                                                  439,402,274
                                                                               --------------
            BROADCASTING--DIVERSIFIED  1.5%
  76,638    Chancellor Broadcasting
            Co., Term Loan...........  Ba1       BB-          06/30/05             76,637,798
  26,494    Chancellor Broadcasting
            Co., Revolving Credit
            Agreement................  Ba1       BB-          06/30/05             26,493,646
  15,000    Muzak Audio
            Communications, Inc.,
            Term Loan................  B1        B+           12/31/06             14,999,382
   5,000    White Knight
            Broadcasting, Inc., Term
            Loan.....................  NR        NR           06/30/07              5,001,301
                                                                               --------------
                                                                                  123,132,127
                                                                               --------------
            BROADCASTING--TELEVISION  1.6%
  20,000    Black Entertainment
            Television, Inc., Term
            Loan.....................  NR        NR           06/30/06             19,997,910
   9,511    Lin Television Corp.,
            Term Loan................  Ba3       BB-          03/31/07              9,510,107
   8,000    Quorom Broadcasting,
            Inc., Term Loan..........  Ba1       BB           09/30/07              7,998,997

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            BROADCASTING--TELEVISION (CONTINUED)
$ 63,800    Sinclair Broadcasting,
            Term Loan................  Ba2       BB-          09/15/05         $   63,722,969
  32,000    TLMD Acquisition Co.,
            Term Loan................  NR        NR           03/31/07             31,994,533
                                                                               --------------
                                                                                  133,224,516
                                                                               --------------
            BUILDINGS & REAL ESTATE  0.8%
  19,917    BSL Holdings, Term
            Loan.....................  NR        BB-          12/30/05             19,908,287
  47,222    Walter Industries, Inc.,
            Term Loan................  NR        NR           10/15/03             47,200,012
                                                                               --------------
                                                                                   67,108,299
                                                                               --------------
            CHEMICAL, PLASTICS & RUBBER  4.6%
  11,170    Cedar Chemicals Corp.,
            Term Loan................  NR        NR           10/30/03             11,170,062
  10,474    Foamex, LP, Term Loan....  B3        B      06/30/05 to 06/30/06       10,473,295
   4,833    Foamex, LP, Revolving
            Credit Agreement.........  B3        B            06/12/03              4,833,316
   6,563    Gentek, Inc., Term
            Loan.....................  Ba3       BB           04/30/07              6,562,584
  14,301    High Performance
            Plastics, Inc., Term
            Loan.....................  NR        NR           03/31/05             14,299,981
  40,551    Huntsman Group Holdings,
            Term Loan................  Ba2       BB     12/31/02 to 10/07/05       40,553,466
   9,524    Huntsman Group Holdings,
            Revolving Credit
            Agreement................  Ba2       BB           12/31/02              9,524,074
  55,000    Huntsman Specialty
            Chemical Corp., Term
            Loan.....................  Ba3       NR     06/30/07 to 06/30/08       54,997,176
   5,398    Jet Plastica Industries,
            Inc., Term Loan..........  NR        NR     12/31/02 to 12/31/04        5,389,977
  29,760    Kosa, LLC, Term Loan.....  Ba1       BB+          12/31/06             29,761,652
 121,018    Lyondell Petrochemical
            Co., Term Loan...........  Ba3       NR     06/30/03 to 05/17/06      121,002,634
  15,000    MetoKote Corp., Term
            Loan.....................  NR        NR           11/02/05             14,999,886
   5,102    NEN Acquisition
            Industries, Inc., Term
            Loan.....................  NR        NR           03/31/05              5,099,948
   9,800    Pioneer Americas
            Acquisition Corp., Term
            Loan.....................  B2        B+           12/31/06              9,787,227

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            CHEMICAL, PLASTICS & RUBBER (CONTINUED)
$  1,667    Sovereign Specialty,
            Inc., Revolving Credit
            Agreement................  B1        BB-          07/31/01         $    1,666,667
  11,144    Texas Petrochemicals
            Corp., Term Loan.........  Ba3       NR     06/30/01 to 06/30/04       11,143,229
   1,156    Texas Petrochemicals
            Corp., Revolving Credit
            Agreement................  Ba3       NR           12/31/02              1,156,000
   6,442    TruSeal Technologies,
            Inc., Term Loan..........  NR        NR           06/30/04              6,441,789
   8,100    Vinings Industries, Inc.,
            Term Loan................  NR        NR           03/31/05              8,099,555
   4,554    West American Rubber,
            Term Loan................  NR        NR           06/30/05              4,554,000
                                                                               --------------
                                                                                  371,516,518
                                                                               --------------
            CONSTRUCTION MATERIALS  1.7%
  20,883    Behr Process Corp., Term
            Loan.....................  NR        NR     03/31/02 to 03/31/05       20,884,934
   1,444    Brand Scaffold Services,
            Inc., Term Loan..........  B1        NR           09/30/02              1,446,747
  10,000    Dayton Superior Corp.,
            Term Loan................  NR        NR           09/29/05              9,998,255
  13,593    Falcon Building Products,
            Inc., Term Loan..........  B1        B+           06/30/05             13,592,692
   6,831    Flextek Components, Inc.,
            Term Loan (b)............  NR        NR           02/28/05              5,471,009
  59,349    National Gypsum Co., Term
            Loan.....................  NR        NR           09/20/03             59,347,577
   7,960    Panolam Industries, Inc.,
            Term Loan................  B1        B+     12/31/05 to 02/26/06        7,956,793
   6,491    Reliant Building
            Products, Inc., Term
            Loan.....................  B2        B+           03/31/04              6,489,588
  14,775    Werner Holding Co., Term
            Loan.....................  Ba3       B+     11/30/04 to 11/30/05       14,772,513
                                                                               --------------
                                                                                  139,960,108
                                                                               --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            CONTAINERS, PACKAGING & GLASS  3.1%
$  8,203    Fleming Packaging Corp.,
            Term Loan................  NR        NR           08/30/04         $    8,200,322
   9,850    Graham Packaging Co.,
            Term Loan................  B1        B+     02/02/06 to 02/02/07        9,841,424
  29,288    Huntsman Packaging Corp.,
            Term Loan................  B1        BB-    09/30/05 to 06/30/06       29,288,301
  29,475    IPC, Inc., Term Loan.....  NR        B+           10/02/04             29,449,900
  37,190    Packaging Corp., Term
            Loan.....................  Ba3       BB     04/12/07 to 04/12/08       37,188,173
   4,971    Packaging Dynamics, Term
            Loan.....................  NR        NR           11/20/05              4,967,977
 118,847    Stone Container Corp.,
            Term Loan................  Ba3       B+           10/01/03            118,846,967
   7,874    Stronghaven, Inc., Term
            Loan.....................  NR        NR           05/15/04              7,085,501
   7,110    Tekni-Plex, Inc., Term
            Loan.....................  B1        B+           03/03/06              7,110,395
                                                                               --------------
                                                                                  251,978,960
                                                                               --------------
            DIVERSIFIED MANUFACTURING  2.5%
   3,472    Advanced Accessory
            Systems, LLC, Term
            Loan.....................  B1        B+           10/30/04              3,471,972
  30,000    Chart Industries, Inc.,
            Term Loan................  NR        NR           03/31/06             29,959,717
   7,633    CII Carbon, LLC, Term
            Loan.....................  NR        NR           06/25/08              7,632,783
   6,360    ConMed Corp., Term
            Loan.....................  B1        BB-          12/30/04              6,358,675
  14,625    Desa International, Term
            Loan.....................  B2        B+     11/26/03 to 12/26/04       14,621,732
  30,120    International Wire Group,
            Inc., Term Loan..........  B1        NR           09/30/03             30,118,627
   7,792    Intesys Technologies,
            Inc., Term Loan..........  NR        NR     06/30/04 to 06/30/06        7,791,551
     672    Intesys Technologies,
            Inc., Revolving Credit
            Agreement................  NR        NR           06/30/04                671,999
  18,352    Neenah Foundry Co., Term
            Loan.....................  Ba3       BB-          09/30/05             18,347,181
  27,043    Spalding Holdings, Inc.,
            Term Loan................  NR        B-     09/30/03 to 03/30/06       27,040,414

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            DIVERSIFIED MANUFACTURING (CONTINUED)
$  7,930    Spalding Holdings, Inc.,
            Revolving Credit
            Agreement................  NR        B-           09/30/03         $    7,929,323
  12,292    Superior Telecom, Term
            Loan.....................  Ba3       B+           11/27/05             12,292,446
  24,688    UCAR International, Inc.,
            Term Loan................  Ba3       BB-          12/31/02             24,688,001
   6,161    United Fixtures Co., Term
            Loan.....................  NR        NR           12/15/02              6,161,228
   7,000    Western Industries, Inc.,
            Term Loan................  NR        NR           06/23/06              6,999,381
                                                                               --------------
                                                                                  204,085,030
                                                                               --------------
            ECOLOGICAL  3.5%
 170,000    Allied Waste North
            America, Inc., Term
            Loan.....................  Ba3       NR     07/23/06 to 07/23/07      170,000,000
   6,965    Environmental System,
            Inc., Term Loan..........  B1        BB-          09/30/05              6,965,000
 104,358    Safety-Kleen Corp., Term
            Loan.....................  Ba3       BB     03/10/05 to 03/10/06      104,347,654
                                                                               --------------
                                                                                  281,312,654
                                                                               --------------
            EDUCATION & CHILDCARE  0.2%
   8,602    Kindercare Learning
            Centers, Inc., Term
            Loan.....................  Ba3       B+           03/21/06              8,602,157
   4,906    La Petite Academy, Inc.,
            Term Loan................  B2        B            05/11/05              4,906,239
                                                                               --------------
                                                                                   13,508,396
                                                                               --------------
            ELECTRONICS  2.3%
  38,285    Amphenol Corp., Term
            Loan.....................  Ba3       B+     05/19/04 to 05/19/06       38,287,399
   6,817    Beltone Electronics,
            Inc., Term Loan..........  NR        NR           10/31/04              6,815,462
   3,663    Caribiner International,
            Term Loan................  NR        NR           09/30/03              3,663,205
  12,602    Chatham Technologies
            Acquisition, Inc., Term
            Loan.....................  NR        NR     08/18/03 to 08/18/05       12,601,310
   7,000    Communications
            Instruments, Inc., Term
            Loan.....................  Ba3       BB-          03/15/04              6,999,758
  47,850    DecisionOne Corp., Term
            Loan.....................  Caa3      B-     08/07/03 to 08/07/05       33,494,482
   5,384    Fisher Scientific
            International, Inc., Term
            Loan.....................  Ba3       B+     01/21/05 to 01/21/06        5,485,132

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            ELECTRONICS (CONTINUED)
$ 25,000    General Cable Corp., Term
            Loan.....................  Ba3       NR           06/30/07         $   24,993,799
   2,858    Labtec, Inc., Term
            Loan.....................  NR        NR           10/07/04              2,857,747
   4,435    Rowe International, Inc.,
            Term Loan................  NR        NR           12/31/03              4,435,436
   8,375    Sarcom, Inc., Term
            Loan.....................  NR        NR           12/31/02              8,374,602
   7,462    Stoneridge, Inc., Term
            Loan.....................  Ba3       BB           12/31/05              7,462,309
   9,969    Stratus Computers, Inc.,
            Term Loan................  NR        NR           02/26/05              9,965,085
  21,722    Viasystems, Inc., Term
            Loan.....................  B2        B+     04/30/03 to 06/30/05       21,717,394
   1,007    Viasystems, Inc.,
            Revolving Credit
            Agreement................  B2        B+           12/31/02              1,007,167
                                                                               --------------
                                                                                  188,160,287
                                                                               --------------
            ENTERTAINMENT & LEISURE  3.1%
  24,558    AMF Group, Inc., Term
            Loan.....................  B1        B      03/31/03 to 03/31/04       24,568,104
  21,295    ASC Network Corp., Term
            Loan.....................  NR        NR           05/31/06             21,295,136
   7,840    KSL Recreation Group,
            Inc., Term Loan..........  B2        B+     04/30/05 to 04/30/06        7,832,266
   4,069    KSL Recreation Group,
            Inc., Revolving Credit
            Agreement................  B2        B+           04/30/04              4,065,865
  79,000    Metro-Goldwyn-Mayer,
            Inc., Term Loan..........  Ba1       BBB-   03/31/05 to 03/31/06       78,987,744
  28,860    Metro-Goldwyn-Mayer,
            Inc., Revolving Credit
            Agreement................  Ba1       BBB-         09/30/03             28,860,240
   5,011    Regal Cinemas, Inc., Term
            Loan.....................  Ba3       BB-    05/27/06 to 05/27/07        5,007,606
   9,933    SFX Entertainment, Inc.,
            Term Loan................  B1        B+           03/31/06              9,930,737
   5,229    Six Flags Theme Park,
            Term Loan................  Ba3       B+           11/30/04              5,227,618
   6,700    Sportcraft, Ltd., Term
            Loan.....................  NR        NR           12/31/02              6,698,229
   4,962    True Temper, Term Loan...  B1        BB-          09/30/05              4,960,731
   4,975    United Artists Theatre,
            Inc., Term Loan..........  B1        B+     04/21/06 to 04/21/07        4,971,458

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            ENTERTAINMENT & LEISURE (CONTINUED)
$ 35,860    Viacom, Inc., Term
            Loan.....................  Baa3      BBB-   04/01/02 to 04/02/02   $   35,851,544
   2,195    Viacom, Inc., Revolving
            Credit Agreement.........  Baa3      BBB-         04/01/02              2,193,840
  15,000    WestStar Cinemas, Inc.,
            Term Loan (b)............  NR        NR           09/30/05             14,250,000
                                                                               --------------
                                                                                  254,701,118
                                                                               --------------
            FARMING & AGRICULTURE  0.2%
  10,945    Doane Pet Care Cos., Term
            Loan.....................  B1        B+     12/31/05 to 12/31/06       10,938,314
   4,887    Walco International,
            Inc., Term Loan..........  NR        NR           03/31/04              4,887,500
                                                                               --------------
                                                                                   15,825,814
                                                                               --------------
            FINANCE  4.2%
  23,537    Alliance Data Systems,
            Inc., Term Loan..........  NR        NR           07/25/03             23,537,202
     821    Alliance Data Systems,
            Inc., Revolving Credit
            Agreement................  NR        NR           07/25/03                821,429
   4,844    Blackstone Capital Co.,
            Term Loan................  NR        NR           11/30/00              4,844,135
  40,000    Bridge Information
            Systems, Inc., Term
            Loan.....................  NR        NR           05/29/05             39,997,753
  31,500    Mafco Finance Corp., Term
            Loan.....................  NR        NR           04/28/00             31,491,428
     975    Mafco Finance Corp.,
            Revolving Credit
            Agreement................  NR        NR           04/28/00                973,459
  26,500    Metris Cos., Inc., Term
            Loan.....................  Ba3       NR           06/30/03             26,499,915
  39,564    Outsourcing Solutions,
            Term Loan................  B2        BB-          10/15/04             39,559,244
  65,000    Paul G. Allen, Term
            Loan.....................  NR        NR           06/10/03             64,998,543
   8,955    Prison Realty Group,
            Inc., Term Loan..........  Ba1       BB           01/01/03              8,935,527

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            FINANCE (CONTINUED)
$ 98,173    Ventas Realty Ltd., Inc.,
            Term Loan................  NR        NR           04/30/03         $   95,207,951
   4,758    Wasserstein/C&A Holdings,
            Inc., Term Loan..........  NR        NR           11/30/00              4,753,623
                                                                               --------------
                                                                                  341,620,209
                                                                               --------------
            GROCERY  1.4%
   4,988    Big V Supermarkets, Inc.,
            Term Loan................  B1        B+           08/10/03              4,987,304
  42,756    Bruno's, Inc., Term Loan
            (a)(b)...................  Caa2      NR     12/02/03 to 04/15/05       38,010,084
   4,830    Bruno's, Inc., Revolving
            Credit Agreement
            (a)(b)...................  Caa2      NR           12/02/03              4,294,150
  12,393    Eagle Family Foods, Inc.,
            Term Loan................  B1        B            12/31/05             12,389,348
  30,350    Pathmark Stores, Inc.,
            Term Loan................  B1        B+     06/15/01 to 12/15/01       30,348,591
   4,582    Pathmark Stores, Inc.,
            Revolving Credit
            Agreement................  B1        B+           06/15/01              4,581,760
   8,440    Randall's Food Markets,
            Inc., Term Loan..........  Ba2       BB-          06/27/06              8,439,873
   5,748    Randall's Food Markets,
            Inc., Revolving Credit
            Agreement................  Ba2       BB-          06/27/04              5,747,567
   4,786    The Pantry, Inc., Term
            Loan.....................  B1        BB-          01/31/06              4,785,960
                                                                               --------------
                                                                                  113,584,637
                                                                               --------------
            HEALTHCARE & BEAUTY AIDS  1.8%
  27,555    Kinetic Concepts, Inc.,
            Term Loan................  Ba3       B+     12/31/04 to 12/31/05       27,554,662
  16,269    Mary Kay Cosmetics, Inc.,
            Term Loan................  NR        NR           03/06/04             16,252,955
   1,281    Mary Kay Cosmetics, Inc.,
            Revolving Credit
            Agreement................  NR        NR           03/06/04              1,281,641
  24,501    Playtex Products, Inc.,
            Term Loan................  Ba2       BB           09/15/03             24,495,763

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            HEALTHCARE & BEAUTY AIDS (CONTINUED)
$ 54,450    Revlon Consumer Products
            Corp., Term Loan.........  Ba3       BB-    05/30/02 to 05/31/02   $   54,401,792
  20,000    24 Hour Fitness, Inc.,
            Term Loan................  NR        NR           12/31/05             19,999,931
                                                                               --------------
                                                                                  143,986,744
                                                                               --------------
            HEALTHCARE  9.4%
   3,940    Alliance Imaging, Inc.,
            Term Loan................  B1        B+           12/18/03              3,939,593
   6,431    Charter Behavioral,
            Revolving Credit
            Agreement................  NR        NR           06/17/02              6,431,167
   9,966    Columbia Healthone, Inc.,
            Term Loan................  Ba2       BB+          06/30/05              9,965,517
  99,540    Community Health Systems,
            Inc., Term Loan..........  NR        NR     12/31/03 to 12/31/05       99,533,563
  14,741    Extendicare Health
            Services, Inc., Term
            Loan.....................  Ba3       B+           12/31/03             14,737,922
  26,839    Genesis Healthcare
            Ventures, Inc., Term
            Loan.....................  Ba3       B      09/30/04 to 06/01/05       26,849,361
 147,750    Integrated Health
            Services, Inc., Term
            Loan.....................  Ba3       B-     09/15/03 to 12/31/05      147,708,501
  46,201    Magellan Health Services,
            Inc., Term Loan..........  B2        B+           02/12/05             46,200,511
  24,105    Mariner Post-Acute
            Network, Inc., Term
            Loan.....................  Caa2      CCC    03/31/05 to 03/31/06       24,101,104
   6,714    Medical Specialties
            Group, Inc., Term Loan...  NR        NR     06/30/01 to 06/30/04        6,716,516
  11,000    Mediq/PRN Life Support
            Services, Inc., Term
            Loan.....................  B1        B            06/30/06             10,994,341
  25,000    Meditrust Corp., Term
            Loan.....................  NR        NR           07/17/01             24,994,335
  11,871    MedPartners, Inc., Term
            Loan.....................  B1        BB-          05/31/01             11,871,428
  10,821    MedPartners, Inc.,
            Revolving Credit
            Agreement................  B1        BB-          05/31/01             10,821,387
  18,360    Multicare Companies,
            Inc., Term Loan..........  B1        B      09/30/04 to 06/01/05       18,367,862

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            HEALTHCARE (CONTINUED)
$ 45,000    National Medical Care,
            Inc., Term Loan..........  Ba1       BB           09/30/03         $   44,997,473
  13,500    Oxford Health Plans,
            Inc., Term Loan..........  B3        NR           05/15/03             13,475,250
  26,916    Quest Diagnostics, Inc.,
            Term Loan................  Ba3       BB     12/05/02 to 12/06/03       26,915,854
  19,900    Stryker Corp., Term
            Loan.....................  Ba2       BB     12/04/05 to 12/04/06       19,900,000
  48,404    Sun Healthcare Group,
            Inc., Term Loan (b)......  Caa2      NR     11/12/04 to 11/12/05       46,952,064
  89,100    Total Renal Care
            Holdings, Inc., Term
            Loan.....................  Ba2       NR           03/31/08             89,078,581
  55,461    Vencor, Inc., Term
            Loan (e).................  Caa2      NR           01/15/05             52,686,950
   4,863    Wilson Greatbatch, Ltd.,
            Term Loan................  NR        NR           07/30/04              4,862,534
                                                                               --------------
                                                                                  762,101,814
                                                                               --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES &
            DURABLE CONSUMER PRODUCTS  2.4%
  12,870    Corning Consumer
            Products, Co., Term
            Loan.....................  B1        NR           10/09/06             12,869,036
  48,390    Dal-Tile Group, Inc.,
            Term Loan................  NR        NR     12/31/02 to 12/31/03       48,390,094
   3,588    Dal-Tile Group, Inc.,
            Revolving Credit
            Agreement................  NR        NR           12/31/02              3,588,475
  34,000    Furniture Brands
            International, Inc., Term
            Loan.....................  NR        NR           06/30/07             33,976,483
  26,045    Imperial Home Decor
            Group, Inc., Term Loan...  B1        B      03/12/04 to 03/13/06       26,042,672
   3,604    Imperial Home Decor
            Group, Inc., Revolving
            Credit Agreement.........  B1        B            03/12/04              3,603,629
  70,429    Rent A Center, Inc., Term
            Loan.....................  Ba3       NR     01/31/06 to 01/31/07       70,431,813
                                                                               --------------
                                                                                  198,902,202
                                                                               --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            HOTELS, MOTELS, INNS & GAMING  5.3%
$ 41,000    Aladdin Gaming, LLC, Term
            Loan.....................  B2        NR           02/26/08         $   40,989,102
   9,498    Alliance Gaming Corp.,
            Term Loan................  B1        B            01/31/05              9,496,172
   2,085    Alliance Gaming Corp.,
            Delayed Draw Term Loan...  B1        B            01/31/05              2,085,347
 100,000    Felcor Suite Hotels, Term
            Loan.....................  Ba1       BB+          03/31/04             99,999,751
   5,000    Jazz Casino Co., Term
            Loan.....................  NR        NR           01/06/06              4,991,731
  13,235    Las Vegas Sands, Inc.,
            Term Loan................  NR        B+           11/30/03             13,235,757
   1,380    Las Vegas Sands, Inc.,
            Revolving Credit
            Agreement................  NR        B+           11/30/03              1,380,057
 160,000    Starwood Hotels and
            Resorts Worldwide, Inc.,
            Term Loan................  Ba1       NR           02/23/03            159,992,388
 100,000    Wyndham International,
            Inc., Term Loan..........  NR        NR           06/30/06             99,994,384
                                                                               --------------
                                                                                  432,164,689
                                                                               --------------
            INSURANCE  0.5%
  17,325    BRW Acquisition, Inc.,
            Term Loan................  NR        NR     07/10/06 to 07/10/07       17,325,000
  24,250    Willis Corroon, Inc.,
            Term Loan................  Ba2       BB     11/19/05 to 11/19/07       24,245,767
                                                                               --------------
                                                                                   41,570,767
                                                                               --------------
            MACHINERY  0.4%
   9,500    Alliance Laundry Systems,
            LLC, Term Loan...........  B1        B+           06/30/05              9,481,417
  15,000    Ocean Rig (Norway), Term
            Loan.....................  NR        NR           06/01/08             14,996,571
   5,815    RIGCO N.A., LLC, Term
            Loan (e).................  NR        NR           09/30/05              5,814,800
                                                                               --------------
                                                                                   30,292,788
                                                                               --------------
            MINING, STEEL, IRON, & NON-PRECIOUS METALS  1.1%
  19,990    Carmeuse Lime, Inc., Term
            Loan.....................  NR        NR           03/31/06             19,991,110
   8,369    Earle M. Jorgensen, Term
            Loan.....................  B1        B+           03/31/04              8,401,267

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            MINING, STEEL, IRON, & NON-PRECIOUS METALS (CONTINUED)
$  9,409    Fairmont Minerals, Ltd.,
            Term Loan................  NR        NR           02/25/05         $    9,409,412
  12,998    Global Metal
            Technologies, Term
            Loan.....................  NR        NR           03/13/05             12,996,637
  38,655    Ispat Inland, Term
            Loan.....................  Ba3       BB     07/16/05 to 07/16/06       38,653,783
                                                                               --------------
                                                                                   89,452,209
                                                                               --------------
            NATURAL RESOURCES--COAL  0.1%
   7,035    Alliance Coal Corp., Term
            Loan.....................  NR        NR     12/31/01 to 12/31/02        7,034,209
   4,711    Centennial Resources,
            Inc., Term Loan (a)(b)...  NR        NR     03/31/02 to 03/31/04        1,413,462
     781    Centennial Resources,
            Inc., Debtor in
            Possession (a)(b)........  NR        NR     03/31/02 to 03/31/04          780,798
                                                                               --------------
                                                                                    9,228,469
                                                                               --------------
            NON-DURABLE CONSUMER PRODUCTS  0.1%
   4,045    Homemaker Industries,
            Inc., Term Loan..........  NR        NR           06/30/04              4,044,551
                                                                               --------------
            PAPER & FOREST PRODUCTS  0.7%
   9,046    Bear Island Paper Co.,
            LLC, Term Loan...........  Ba3       B+           12/31/05              9,045,406
  21,529    Crown Paper Co., Term
            Loan.....................  B2        B+           08/23/02             21,528,109
   3,509    Crown Paper Co.,
            Revolving Credit
            Agreement................  B2        B+           08/23/02              3,508,588
   3,761    CST/Office Products,
            Inc., Term Loan..........  NR        NR     12/31/01 to 01/31/02        3,196,734
  14,850    Le Group Forex, Inc.,
            Term Loan................  NR        BB           06/30/05             14,850,000
   8,833    Pacifica Papers, Inc.,
            Term Loan................  Ba2       BB           03/12/06              8,832,958
                                                                               --------------
                                                                                   60,961,795
                                                                               --------------
            PERSONAL & MISCELLANEOUS SERVICES  0.7%
   9,266    Accessory Network Group,
            Term Loan................  NR        NR           07/31/05              9,265,909
   8,525    Arena Brands, Inc., Term
            Loan.....................  NR        NR           06/01/02              8,522,309
     843    Arena Brands, Inc.,
            Revolving Credit
            Agreement................  NR        NR           06/01/02                842,498

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            PERSONAL & MISCELLANEOUS SERVICES
            (CONTINUED)
$  6,650    Banker's Systems, Inc.,
            Term Loan................  NR        NR           11/01/02         $    6,650,000
   5,996    Borg Warner Security,
            Revolving Credit
            Agreement................  Ba3       NR           03/31/02              5,996,136
   9,342    Boyds Collection, Ltd.,
            Term Loan................  Ba3       B+           04/21/06              9,338,687
  13,500    Dimac Corp., Term Loan...  Caa1      B-     06/30/06 to 12/30/06       13,485,593
                                                                               --------------
                                                                                   54,101,132
                                                                               --------------
            PHARMACEUTICALS  0.2%
  17,167    Endo Pharmaceuticals,
            Inc., Term Loan..........  NR        NR           06/30/04             17,165,224
                                                                               --------------
            PRINTING & PUBLISHING  3.6%
  14,940    Advanstar Communications,
            Term Loan................  Ba3       B+           04/30/05             14,940,000
  12,036    ADVO, Inc., Term Loan....  NR        NR           09/29/03             12,032,221
  12,250    American Media
            Operations, Inc., Term
            Loan.....................  Ba3       B+     09/30/01 to 04/01/07       12,239,097
   4,948    Check Printers, Inc.,
            Term Loan................  NR        NR           06/30/05              4,948,221
   8,775    Cygnus Publishing, Inc.,
            Term Loan................  NR        NR           06/05/05              8,777,984
  68,000    Journal Register Co.,
            Term Loan................  Ba1       BB+          09/30/06             67,996,179
  31,030    Morris Communications,
            Inc., Term Loan..........  NR        NR     03/31/04 to 06/30/05       31,029,963
  36,467    Outdoor Systems, Inc.,
            Term Loan................  Ba2       BB-          06/30/04             36,466,988
  19,000    PRIMEDIA, Inc., Term
            Loan.....................  Ba3       BB-          06/30/04             18,999,945
   6,268    TWP Capital Corp., Term
            Loan.....................  NR        NR           10/01/04              6,268,001
  14,653    Von Hoffman Press, Inc.,
            Term Loan................  B1        B+     05/30/03 to 05/30/05       14,652,350
   1,916    Von Hoffman Press, Inc.,
            Revolving Credit
            Agreement................  B1        B+           05/30/03              1,916,218

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            PRINTING & PUBLISHING (CONTINUED)
$  4,942    Yellow Book USA, L.P.,
            Term Loan................  NR        NR     12/15/05 to 12/05/06   $    4,942,308
  45,000    Ziff-Davis Publishing,
            Inc., Term Loan..........  Ba2       BB-          03/31/05             44,915,126
   9,875    21st Century Newspaper,
            Inc., Term Loan..........  NR        NR           09/15/05              9,869,152
                                                                               --------------
                                                                                  289,993,753
                                                                               --------------
            RESTAURANTS & FOOD SERVICE  1.4%
   9,275    Applebee's International,
            Inc., Term Loan..........  NR        NR           03/31/06              9,274,647
   5,236    California Pizza Kitchen,
            Inc., Term Loan..........  NR        NR           09/30/04              5,236,214
   2,443    Carvel Corp., Term
            Loan.....................  NR        NR           06/30/00              2,443,324
  24,918    Domino's Pizza, Term
            Loan.....................  B1        B+     12/21/06 to 12/21/07       24,918,414
  41,827    S.C. International
            Services, Inc., Term
            Loan.....................  Ba3       NR           08/28/02             41,819,182
  24,330    Shoney's, Inc., Term
            Loan.....................  B1        NR           04/30/02             24,317,246
   7,099    Volume Services America,
            Term Loan................  B1        B+           12/01/06              7,097,775
                                                                               --------------
                                                                                  115,106,802
                                                                               --------------
            RETAIL--LUXURY GOODS  0.1%
   7,391    Ebel USA, Inc., Term
            Loan.....................  NR        NR           09/30/01              7,378,690
                                                                               --------------
            RETAIL--OFFICE PRODUCTS  0.7%
   7,000    Identity Group, Inc.,
            Term Loan................  NR        NR           05/11/07              6,998,871
  52,422    U.S. Office Products Co.,
            Term Loan................  B2        B            06/09/06             52,421,498
                                                                               --------------
                                                                                   59,420,369
                                                                               --------------
            RETAIL--OIL & GAS  0.1%
  11,831    TravelCenters of America,
            Inc., Term Loan..........  Ba2       BB-          03/31/05             11,853,444
                                                                               --------------
            RETAIL--SPECIALTY  0.2%
  12,750    Hollywood Entertainment
            Corp., Revolving Credit
            Agreement................  B1        B+           09/05/02             12,747,752
                                                                               --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            RETAIL--STORES  1.0%
$ 11,500    Advance Stores Co., Term
            Loan.....................  B1        NR           04/15/06         $   11,499,946
   1,786    American Blind and
            Wallpaper Factory, Term
            Loan.....................  NR        NR           12/31/05              1,786,179
   5,838    Kirklands Holdings, Term
            Loan.....................  NR        NR           06/30/02              5,837,995
  12,308    Nebraska Book Co., Inc.,
            Term Loan................  B1        B+           03/31/06             12,304,959
  21,400    Payless Cashways, Inc.,
            Term Loan................  NR        NR           11/30/02             19,925,744
   7,600    Payless Cashways, Inc.,
            Revolving Credit
            Agreement................  NR        NR           05/31/02              7,599,985
  15,545    Peebles, Inc., Term
            Loan.....................  NR        NR           06/09/02             15,545,387
   4,844    Vitamin Shoppe
            Industries, Inc., Term
            Loan.....................  NR        NR           05/15/04              4,842,870
                                                                               --------------
                                                                                   79,343,065
                                                                               --------------
            TELECOMMUNICATIONS--CELLULAR  5.2%
  19,950    American Cellular
            Wireless, Inc., Term
            Loan.....................  NR        NR           06/30/07             19,940,866
 100,000    BCP SP Ltd., Term Loan...  NR        NR           03/16/00             98,825,348
  75,000    Cellular, Inc., Financial
            Corp. (CommNet), Term
            Loan.....................  B1        NR     09/18/06 to 09/18/07       74,861,435
  18,905    Centennial Cellular,
            Inc., Term Loan..........  B2        NR     05/31/07 to 11/30/07       18,903,350
  75,000    Global Crossing Holdings,
            Inc., Term Loan..........  Ba1       BBB-         06/30/06             74,998,172
  13,453    NATG Holdings, Inc., Term
            Loan.....................  NR        NR           12/31/04             13,453,448
  40,000    Sygnet Wireless, Inc.,
            Term Loan................  B3        NR     03/23/07 to 12/23/07       39,997,908
  65,000    Western Wireless Corp.,
            Term Loan................  B1        NR           03/31/05             64,998,970
  20,000    Wireless One Network,
            Term Loan................  NR        NR           09/30/07             19,968,159
                                                                               --------------
                                                                                  425,947,656
                                                                               --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--HYBRID  3.3%
$ 25,000    Alaska Communication,
            Inc., Term Loan..........  B1        BB     11/14/07 to 05/14/08   $   24,995,155
 125,000    Nextel Finance Co., Term
            Loan.....................  Ba3       B      03/31/06 to 03/31/07      124,998,375
  10,000    Nextel Finance Co., Term
            Loan (Argentina).........  NR        NR           03/31/03              9,989,953
  27,500    Nextel Partners Co., Term
            Loan.....................  B2        B-           11/01/07             27,498,267
  30,000    Pacific Crossing Ltd.,
            Term Loan................  NR        NR           07/28/06             30,000,000
  50,000    Teligent, Inc., Term
            Loan.....................  B3        B-           06/30/06             50,009,034
                                                                               --------------
                                                                                  267,490,784
                                                                               --------------
            TELECOMMUNICATIONS--PERSONAL
            COMMUNICATION SYSTEMS  2.5%
   7,083    Mitel Corp., Term Loan...  NR        NR           12/26/03              7,082,054
  74,160    Omnipoint Communications,
            Inc., Term Loan..........  B2        NR     02/01/06 to 02/17/06       75,239,556
  11,000    Powertel PCS, Inc.,
            Revolving Credit
            Agreement................  NR        NR           03/31/06             11,000,611
   5,000    Powertel PCS, Inc., Term
            Loan.....................  NR        NR           03/31/06              5,000,277
  17,000    Telecorp PCS, Inc., Term
            Loan.....................  B2        NR           12/05/07             16,999,870
   9,819    Telespectrum Worldwide,
            Inc., Term Loan..........  NR        NR     12/31/01 to 12/31/03        9,815,897
  40,000    Tritel Holding Corp.,
            Term Loan................  B2        NR           12/31/07             39,998,724
  42,000    Triton PCS, Inc., Term
            Loan.....................  B1        B            05/04/07             41,999,902
                                                                               --------------
                                                                                  207,136,891
                                                                               --------------
            TELECOMMUNICATIONS--WIRELESS MESSAGING  1.5%
  27,335    Arch Paging, Inc., Term
            Loan.....................  B2        B-     12/31/02 to 06/30/06       26,611,706
  15,000    CCPR Services, Inc., Term
            Loan.....................  NR        NR           06/30/02             14,988,022
  65,000    Iridium Operating LLC,
            Term Loan (e)............  NR        CC           12/29/00             58,499,842

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--WIRELESS MESSAGING (CONTINUED)
$  9,460    Teletouch Communications,
            Inc., Term Loan..........  NR        NR           11/30/05         $    9,459,517
  11,000    TSR Wireless LLC, Term
            Loan.....................  NR        NR           06/30/05             11,005,584
                                                                               --------------
                                                                                  120,564,671
                                                                               --------------
            TEXTILES & LEATHER  1.6%
  11,098    American Marketing
            Industries, Inc., Term
            Loan.....................  NR        NR           11/30/02             11,097,432
   8,820    GFSI, Inc., Term Loan....  NR        NR           03/31/04              8,824,256
  20,000    Glenoit Corp., Term
            Loan.....................  B1        BB-    12/31/03 to 06/30/04       19,995,311
   9,600    Humphrey's, Inc., Term
            Loan.....................  B2        NR           01/15/03              9,584,804
  14,425    Joan Fabrics Corp., Term
            Loan.....................  NR        NR     06/30/05 to 06/30/06       14,425,328
  12,673    Johnston Industries,
            Inc., Term Loan..........  NR        NR           07/01/00             12,675,781
  20,000    Norcorp, Inc., Term
            Loan.....................  NR        NR           03/31/06             19,999,840
  13,895    Norcross Safety Products,
            Term Loan................  NR        NR           10/02/05             13,895,286
   9,552    Polyfibron Technologies,
            Inc., Term Loan..........  NR        NR           12/28/03              9,554,038
   6,840    William Carter Co., Term
            Loan.....................  Ba3       BB-          10/30/03              6,837,305
                                                                               --------------
                                                                                  126,889,381
                                                                               --------------
            TRANSPORTATION--CARGO  1.1%
  25,091    Atlas Freighter Leasing,
            Inc., Term Loan..........  Ba3       NR     05/29/04 to 06/30/04       25,087,514
   9,875    CTC Distribution
            Services, LLC, Term
            Loan.....................  NR        NR           02/25/06              9,872,992
  33,827    Evergreen International
            Aviation, Inc., Term
            Loan.....................  NR        NR     05/31/02 to 05/31/03       33,829,044
   7,550    Gemini Air Cargo, Inc.,
            Term Loan................  B1        NR           12/12/02              7,548,053
   7,388    North American Van Lines,
            Inc., Term Loan..........  NR        NR           03/30/05              7,386,028
   8,100    OmniTrax Railroads, LLC,
            Term Loan................  NR        NR           05/14/05              8,099,242
                                                                               --------------
                                                                                   91,822,873
                                                                               --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Principal                                Bank Loan
 Amount                                   Ratings+
  (000)             Borrower           Moody's   S&P      Stated Maturity*         Value
---------------------------------------------------------------------------------------------
            TRANSPORTATION--MANUFACTURING COMPONENTS  0.8%
$ 27,440    Cambridge Industries,
            Inc., Term Loan..........  B1        NR           06/30/05         $   27,441,523
  39,497    SPX Corp., Term Loan.....  Ba3       BB     09/30/04 to 09/30/06       39,494,394
                                                                               --------------
                                                                                   66,935,917
                                                                               --------------
            TRANSPORTATION--PERSONAL  1.9%
  50,000    Avis Rent A Car, Inc.,
            Term Loan................  Ba3       BB+    06/30/06 to 06/30/07       50,000,234
  16,453    Blue Bird Body Co., Term
            Loan.....................  Ba2       BB-          11/01/03             16,452,500
  47,178    Continental Airlines,
            Inc., Term Loan..........  Ba1       BB     07/31/02 to 07/31/04       47,173,964
  40,000    Transportation
            Manufacturing, Inc., Term
            Loan.....................  NR        BB-          06/16/06             40,000,000
                                                                               --------------
                                                                                  153,626,698
                                                                               --------------
            TRANSPORTATION--RAIL MANUFACTURING  0.0%
   2,000    Johnstown America
            Industries, Inc., Term
            Loan.....................  B1        NR           04/29/05              1,999,658
                                                                               --------------
            UTILITIES  0.1%
   8,000    LIR Energy, Limited, Term
            Loan.....................  NR        NR           04/21/00              7,999,384
                                                                               --------------
            TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  89.2%..............    7,261,408,491
                                                                               --------------
            OTHER LOAN INTERESTS  0.6%
            London Fog Industries, Inc. ($13,541,264 par, 10.00% coupon,
            maturing 02/27/03) 144A (f).....................................       13,541,264
            Satelites Mexicanos ($35,524,000 par, 9.06% coupon, maturing
            06/30/04) 144A (f)..............................................       35,524,000
                                                                               --------------
            TOTAL OTHER LOAN INTERESTS......................................       49,065,264
                                                                               --------------

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

Description                                                                        Value
---------------------------------------------------------------------------------------------
EQUITIES  1.1%
AFC Enterprises, Inc. (604,251 common shares) (c)(d)........................   $   10,084,949
American Blind and Wallpaper Factory, Inc. (198,600 common shares)
  (c)(d)(h).................................................................        1,999,906
Best Products Co., Inc. (297,480 common shares) (d).........................                0
Best Products Co., Inc. (Warrants for 28,080 common shares) (d).............                0
Classic Cable, Inc. (Warrants for 760 common shares) (d)....................                0
CST/Star Products, Inc. (0.3 common shares) (c)(d)..........................              557
Dan River, Inc. (192,060 common shares) (d).................................        1,296,405
Flagstar Cos., Inc. (8,755 common shares) (d)...............................               22
London Fog Industries, Inc. (1,083,301 common shares) (c)(d)(h).............       10,984,672
London Fog Industries, Inc., (Warrants for 66,580 common shares)
  (c)(d)(h).................................................................                0
Fleer/Marvel Entertainment, Inc. (570,427 preferred shares) (h).............        5,704,278
Fleer/Marvel Entertainment, Inc. (891,340 common shares) (d)(h).............        5,682,292
Murray's Discount Auto Stores, Inc. (Warrants for 289 common shares)
  (c)(d)....................................................................                3
Nextel Communications, Inc. (Warrants for 60,000 common shares) (c)(d)......        2,313,750
Payless Cashways, Inc. (1,024,159 common shares) (d)(h).....................        2,176,338
Rigco N.A., LLC (Warrants for .325% interest of company's fully diluted
equity) (d).................................................................                0
Rowe International, Inc. (91,173 common shares) (c)(d)(h)...................        2,500,900
Sarcom, Inc. (43 common shares) (c)(d)......................................                0
Trans World Entertainment Corp. (3,789,962 common shares) (c)(d)(h).........       47,137,653
                                                                               --------------
TOTAL EQUITIES..............................................................       89,881,725
                                                                               --------------
TOTAL LONG-TERM INVESTMENTS  90.9%
  (Cost $7,466,535,285).....................................................    7,400,355,480
                                                                               --------------
SHORT-TERM INVESTMENTS  8.5%
COMMERCIAL PAPER  5.5%
Autoliv ASP, Inc. ($29,955,000 par, maturing 08/18/99 to 08/20/99, yielding
5.25% to 5.28%).............................................................      $29,879,319
Central & Southwest Corp. ($20,000,000 par, maturing 08/10/99, yielding
5.23%)......................................................................       19,973,850
Comdisco, Inc. ($30,000,000 par, maturing 08/09/99 to 08/10/99, yielding
5.25% to 5.27%).............................................................       29,964,246
Compaq Computer Corp. ($24,355,000 par, maturing 08/13/99 to 08/25/99,
yielding 5.26% to 5.28%)....................................................       24,299,808
Conagra, Inc. ($6,995,000 par, maturing 08/02/99, yielding 5.22%)...........        6,993,986

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

                                                                                   Value
---------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
Cox Communications,%Inc.)...................................................
                                                                               $    2,995,625
CSX Corp. ($5,000,000 par, maturing 08/30/99, yielding 5.27%)...............        4,978,774
Grainger W.W., Inc. ($27,250,000 par, maturing 08/04/99 to 08/17/99,
yielding 5.06% to 5.08%)....................................................       27,200,869
Halliburton Co. ($5,000,000 par, maturing 08/02/99, yielding 5.07%).........        4,999,296
Hertz Corp. ($14,150,000 par, maturing 08/05/99, yielding 5.11%)............       14,141,966
Hunt (J.B.) Transportation Services, Inc. ($4,590,000 par, maturing
08/03/99, yielding 5.20%)...................................................        4,588,674
Pfizer, Inc. ($270,000 par, maturing 08/26/99, yielding 5.06%)..............          269,051
Rayonier, Inc. ($6,075,000 par, maturing 08/10/99, yielding 5.25%)..........        6,067,027
Raytheon Co. ($20,000,000 par, maturing 08/09/99, yielding 5.22%)...........       19,976,800
Rite Aid Corp. ($50,000,000 par, maturing 08/09/99 to 09/08/99, yielding
5.25% to 5.27%).............................................................       49,829,576
Safeway, Inc. ($50,100,000 par, maturing 08/02/99 to 09/07/99, yielding
5.20% to 5.30%).............................................................       49,935,605
Tampa Electric Co. ($9,392,000 par, maturing 08/02/99, yielding 5.07%)......        9,390,677
Tandy Corp. ($2,500,000 par, maturing 08/04/99, yielding 5.24%).............        2,498,908
Texas Utilities Co. ($17,359,000 par, maturing 08/02/99 to 08/16/99,
yielding 5.23% to 5.31%)....................................................       17,323,074
Times Mirror Co. ($17,561,000 par, maturing 08/02/99 to 08/06/99, yielding
5.03% to 5.08%).............................................................       17,550,159
TRW, Inc. ($51,015,000 par, maturing 08/05/99 to 09/20/99, yielding 5.27% to
5.47%)......................................................................       50,850,224
Western Resources, Inc. ($25,244,000 par, maturing 08/11/99 to 08/25/99,
yielding 5.24% to 5.27%)....................................................       25,170,895
Xtra, Inc. ($24,960,000 par, maturing 08/04/99 to 09/15/99, yielding 5.25%
to 5.30%)...................................................................       24,890,980
                                                                               --------------
TOTAL COMMERCIAL PAPER......................................................      443,769,389
                                                                               --------------
SHORT-TERM LOAN PARTICIPATIONS  3.0%
Anadarko Pete Corp. ($5,000,000 par, maturing 08/02/99, yielding 5.22%).....        5,000,000
Army and Air Force Exchange Service ($20,000,000 par, maturing 08/12/99 to
08/13/99, yielding 5.13%)...................................................       20,000,000
Ashland Oil Co. ($6,900,000 par, maturing 08/05/99, yielding 5.27%).........        6,900,000
Cabot Corp. ($26,237,000 par, maturing 08/02/99 to 08/20/99, yielding 5.23%
to 5.32%)...................................................................       26,237,000

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

                                                                                   Value
---------------------------------------------------------------------------------------------
SHORT-TERM LOAN PARTICIPATIONS (CONTINUED)
Centex Corp. ($15,000,000 par, maturing 08/02/99, yielding 5.30%)...........      $15,000,000
Conagra, Inc. ($10,000,000 par, maturing 08/16/99, yielding 5.25%)..........       10,000,000
Gillette Co. ($4,600,000 par, maturing 08/02/99, yielding 5.16%)............        4,600,000
Hertz Corp. ($10,000,000 par, maturing 08/05/99, yielding 5.12%)............       10,000,000
National Rural Utilities Coop Finance Corp. ($15,000,000 par, maturing
08/24/99, yielding 5.10%)...................................................       15,000,000
Praxair, Inc. ($15,000,000 par, maturing 08/05/99, yielding 5.22%)..........       15,000,000
Ralston Purina Co. ($20,000,000 par, maturing 08/03/99, yielding 5.26%).....       20,000,000
Sara Lee Corp. ($6,700,000 par, maturing 08/05/99, yielding 5.08%)..........        6,700,000
Sprint Capital Corp. ($20,000,000 par, maturing 08/10/99, yielding 5.25%)...       20,000,000
Tandy Corp. ($32,600,000 par, maturing 08/03/99 to 08/17/99, yielding 5.25%
to 5.30%)...................................................................       32,600,000
Temple Inland, Inc. ($8,000,000 par, maturing 08/03/99, yielding 5.24%).....        8,000,000
Universal Corp. ($10,000,000 par, maturing 08/03/99, yielding 5.28%)........       10,000,000
Western Resources, Inc. ($21,900,000 par, maturing 08/12/99 to 08/19/99,
yielding 5.27% to 5.28%)....................................................       21,900,000
                                                                               --------------
TOTAL SHORT-TERM LOAN PARTICIPATIONS........................................      246,937,000
                                                                               --------------
TOTAL SHORT-TERM INVESTMENTS  8.5%
  (Cost $690,706,389).......................................................      690,706,389
                                                                               --------------
TOTAL INVESTMENTS  99.4%
  (Cost $8,157,239,674).....................................................    8,091,061,869
OTHER ASSETS IN EXCESS OF LIABILITIES  0.6%.................................       45,329,104
                                                                               --------------
NET ASSETS  100.0%..........................................................   $8,136,390,973
                                                                               ==============

NR = Not Rated

+ Bank loans rated below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below Investment grade.

(a) This Senior Loan interest is non-income producing.

(b) This Borrower has filed for protection in federal bankruptcy court.

(c) Restricted security.

(d) Non-income producing security as this stock currently does not declare dividends.

(e) Subsequent to the year ended July 31, 1999, this borrower has filed for protection in federal bankruptcy court.

(f) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(g) Interest is accruing at less than the stated coupon.

(h) Affiliated company. See notes to financial statements.

                                               See Notes to Financial Statements

                                 July 31, 1999
--------------------------------------------------------------------------------

 * Senior Loans in the Trust's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Trust's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Trust's portfolio may be substantially less than the stated maturities shown. Although the Trust is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Trust estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

 ** Senior Loans in which the Trust invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks, and (iii) the certificate of deposit rate. Senior loans are generally considered to be restricted in that the Trust ordinarily is contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a Senior Loan.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 1999
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $8,157,239,674).....................    $8,091,061,869
Receivables:
  Interest and Fees.........................................        51,890,020
  Fund Shares Sold..........................................        17,638,279
  Prepayments...............................................         2,323,937
Other.......................................................           330,273
                                                                --------------
      Total Assets..........................................     8,163,244,378
                                                                --------------
LIABILITIES:
Payables:
  Income Distributions......................................        10,673,922
  Investment Advisory Fee...................................         6,457,488
  Distributor and Affiliates................................         2,419,184
  Administrative Fee........................................         1,750,965
  Custodian Bank............................................         1,276,982
Accrued Expenses............................................         3,910,941
Trustees' Deferred Compensation and Retirement Plans........           363,923
                                                                --------------
      Total Liabilities.....................................        26,853,405
                                                                --------------
NET ASSETS..................................................    $8,136,390,973
                                                                ==============
NET ASSETS CONSIST OF:
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 825,612,225 shares issued and
  outstanding)..............................................    $    8,256,122
Paid in Surplus.............................................     8,246,435,399
Accumulated Undistributed Net Investment Income.............        14,841,151
Net Unrealized Depreciation.................................       (66,177,805)
Accumulated Net Realized Loss...............................       (66,963,894)
                                                                --------------
NET ASSETS..................................................    $8,136,390,973
                                                                ==============
NET ASSET VALUE PER COMMON SHARE ($8,136,390,973 divided by
  825,612,225 shares outstanding)...........................    $         9.85
                                                                ==============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 601,850,652
Fees........................................................        6,208,118
Dividends...................................................          653,734
Other.......................................................        8,647,834
                                                                -------------
    Total Income............................................      617,360,338
                                                                -------------
EXPENSES:
Investment Advisory Fee.....................................       72,850,479
Administrative Fee..........................................       19,708,066
Shareholder Services........................................        6,844,200
Legal.......................................................        2,245,100
Custody.....................................................          763,954
Trustees' Fees and Related Expenses.........................          363,340
Other.......................................................        3,997,993
                                                                -------------
    Total Expenses..........................................      106,773,132
                                                                -------------
NET INVESTMENT INCOME.......................................    $ 510,587,206
                                                                =============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss...........................................    $ (39,696,960)
                                                                -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................       (5,181,222)
  End of the Period.........................................      (66,177,805)
                                                                -------------
Net Unrealized Depreciation During the Period...............      (60,996,583)
                                                                -------------
NET REALIZED AND UNREALIZED LOSS............................    $(100,693,543)
                                                                =============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 409,893,663
                                                                =============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended July 31, 1999 and 1998
--------------------------------------------------------------------------------

                                                    Year Ended       Year Ended
                                                  July 31, 1999    July 31, 1998
---------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Net Investment Income...........................  $  510,587,206   $  461,572,692
Net Realized Loss...............................     (39,696,960)     (17,725,403)
Net Unrealized Appreciation/Depreciation During
  the Period....................................     (60,996,583)      26,278,934
                                                  --------------   --------------
Change in Net Assets from Operations............     409,893,663      470,126,223
Distributions from Net Investment Income........    (506,562,808)    (461,726,242)
                                                  --------------   --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES....................................     (96,669,145)       8,399,981
                                                  --------------   --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Common Shares Sold................   1,681,564,508    1,654,063,711
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.........................     268,516,058      245,628,149
Cost of Shares Repurchased......................  (1,029,903,851)    (832,176,219)
                                                  --------------   --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..................................     920,176,715    1,067,515,641
                                                  --------------   --------------
TOTAL INCREASE IN NET ASSETS....................     823,507,570    1,075,915,622
NET ASSETS:
Beginning of the Period.........................   7,312,883,403    6,236,967,781
                                                  --------------   --------------
End of the Period (including accumulated
  undistributed net investment income of
  $14,841,151 and $10,753,143, respectively)....  $8,136,390,973   $7,312,883,403
                                                  ==============   ==============

                                               See Notes to Financial Statements

                            STATEMENT OF CASH FLOWS

                        For the Year Ended July 31, 1999
--------------------------------------------------------------------------------

CHANGE IN NET ASSETS FROM OPERATIONS........................    $   409,893,663
                                                                ---------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Used for Operating Activities:
  Increase in Investments at Value..........................       (837,136,979)
  Decrease in Interest and Fees Receivables.................          5,876,804
  Decrease in Receivable for Prepayments....................          6,948,016
  Increase in Other Assets..................................           (274,677)
  Decrease in Deferred Facility Fees........................         (3,273,920)
  Increase in Investment Advisory Fee Payable...............            685,968
  Increase in Administrative Fee Payable....................            194,949
  Increase in Distributor and Affiliates Payable............          1,119,846
  Decrease in Accrued Expenses..............................           (163,393)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans Payable...........................................            207,748
                                                                ---------------
      Total Adjustments.....................................       (825,815,638)
                                                                ---------------
NET CASH USED FOR OPERATING ACTIVITIES......................       (415,921,975)
                                                                ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................      1,690,332,972
Payments on Shares Repurchased..............................     (1,031,272,495)
Change in Intra-day Credit Line with Custodian Bank.........         (6,236,963)
Cash Dividends Paid.........................................       (236,901,539)
                                                                ---------------
  Net Cash Provided by Financing Activities.................        415,921,975
                                                                ---------------
NET INCREASE IN CASH........................................                -0-
Cash at Beginning of the Period.............................                -0-
                                                                ---------------
CASH AT END OF THE PERIOD...................................    $           -0-
                                                                ===============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                 Year Ended July 31,
                                 ----------------------------------------------------
                                   1999       1998       1997       1996       1995
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of
the Period.....................  $  9.976   $  9.963   $ 10.002   $ 10.046   $ 10.052
                                 --------   --------   --------   --------   --------
  Net Investment Income........      .640       .675       .701       .735       .756
  Net Realized and Unrealized
    Gain/Loss..................     (.125)      .015      (.042)     (.028)     (.004)
                                 --------   --------   --------   --------   --------
Total from Investment
  Operations...................      .515       .690       .659       .707       .752
Less Distributions from Net
  Investment Income............      .637       .677       .698       .751       .758
                                 --------   --------   --------   --------   --------
Net Asset Value, End of the
  Period.......................  $  9.854   $  9.976   $  9.963   $ 10.002   $ 10.046
                                 ========   ========   ========   ========   ========
Total Return (a)...............     5.23%      7.22%      6.79%      7.22%      7.82%
Net Assets at End of the Period
  (In millions)................  $8,136.4   $7,312.9   $6,237.0   $4,865.8   $2,530.1
Ratio of Expenses to Average
  Net Assets...................     1.35%      1.41%      1.42%      1.46%      1.49%
Ratio of Net Investment Income
  to Average Net Assets........     6.48%      6.81%      7.02%      7.33%      7.71%
Portfolio Turnover (b).........       44%        73%        83%        66%        71%

(a) Total Return is based upon net asset value which does not include payment of the contingent deferred sales charge.

(b) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 July 31, 1999
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Prime Rate Income Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income, consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in a portfolio of interests in floating or variable rate senior loans to United States corporations, partnerships and other entities. The Trust commenced investment operations on October 4, 1989.
    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--The value of the Trust's Variable Rate Senior Loan interests and Other Loan interests (collectively "Loan interest") totaling $7,310,473,755 (89.8% of net assets) is determined by Van Kampen Investment Advisory Corp. (the "Adviser") following guidelines and procedures established, and periodically reviewed, by the Board of Trustees. The value of a Loan interest in the Trust's portfolio is determined with reference to changes in market interest rates and to the creditworthiness of the underlying obligor. In valuing Loan interests, the Adviser considers market quotations and transactions in instruments that the Adviser believes may be comparable to such Loan interests. In determining the relationship between such instruments and the Loan interests, the Adviser considers such factors as the creditworthiness of the underlying obligor, the current interest rate, the interest rate redetermination period and maturity date. To the extent that reliable secondary market transactions in Senior Loan interests have occurred, the Adviser also considers pricing information derived from such secondary market transactions in valuing Loan interests. Because of uncertainty in the nature of the valuation process, the estimated value of a Loan interest may differ significantly from the value that would have been used had there been reliable market activity for that Loan interest. Equity securities are valued on the basis of prices furnished by pricing services or as determined in good faith by the Adviser. Short-term securities with remaining maturities of 60 days or less are

                                 July 31, 1999
--------------------------------------------------------------------------------

valued at amortized cost. Short-term loan participations are valued at cost in the absence of any indication of impairment.

B. SECURITY TRANSACTIONS--Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

C. INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums and discounts are amortized over the stated life of each applicable security.
    Other income is comprised primarily of amendment fees. Amendment fees are earned as compensation for agreeing to changes in loan agreements.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At July 31, 1999, the Trust had an accumulated capital loss carryforward for tax purposes of $29,215,056, which will expire between July 31, 2004 and July 31, 2007. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales, post October losses which may not be recognized for tax purposes until the first day of the following fiscal year and losses that were recognized for book purposes but not for tax purposes at the end of the fiscal year.
    At July 31, 1999, for federal income tax purposes cost of long- and short-term investments is $8,173,783,765, the aggregate gross unrealized appreciation is $30,113,270 and the aggregate gross unrealized depreciation is $112,835,166 resulting in net unrealized depreciation on long- and short-term investments of $82,721,896.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

                                 July 31, 1999
--------------------------------------------------------------------------------

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. Permanent differences relating to expenses which are not deductible for tax purposes totaling $63,610 were reclassified from capital to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                        % PER ANNUM
---------------------------------------------------------------------
First $4.0 billion....................................    .950 of 1%
Next $3.5 billion.....................................    .900 of 1%
Next $2.5 billion.....................................    .875 of 1%
Over $10.0 billion....................................    .850 of 1%

    In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc., the Trust's Administrator, at an annual rate of .25% of the average net assets of the Trust. The administrative services to be provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Variable Rate Senior Loans in the Trust's portfolio and providing certain services to the holders of the Trust's securities.
    For the year ended July 31, 1999, the Trust recognized expenses of approximately $334,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.
    For the year ended July 31, 1999, the Trust recognized expenses of approximately $110,300 representing Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Trust.
    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent of the Trust. For the year ended July 31, 1999, the Trust recognized expenses for these services of approximately $5,333,400. Transfer agency fees are determined through negotiations with the Trust's Board of Trustees and are based on competitive market benchmarks.

                                 July 31, 1999
--------------------------------------------------------------------------------

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.
    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.
    During the period, the Trust owned shares of the following affiliated companies. Affiliated companies are defined by the Investment Company Act of 1940 as those companies in which a fund holds 5% or more of the outstanding voting securities.

                                          Realized     Dividend   Market Value
Name                          Shares*    Gain/(Loss)    Income     at 7/31/99
------------------------------------------------------------------------------
American Blind and
Wallpaper Factory, Inc.....    198,600        0              0    $ 1,999,906
London Fog Industries,
  Inc......................  1,083,301        0              0     10,984,672
Fleer/Marvel Entertainment,
  Inc......................  1,461,767        0        653,734     11,386,570
Payless Cashways, Inc......  1,024,159        0              0      2,176,338
Rowe International, Inc....     91,173        0              0      2,500,900
Trans World Entertainment
  Corp.....................  3,789,962        0              0     47,137,653

*Shares were acquired through the restructuring of Senior loan interests.

3. CAPITAL TRANSACTIONS
At July 31, 1999 and July 31, 1998, paid in surplus aggregated $8,246,435,399 and $7,327,247,726, respectively.

                                 July 31, 1999
--------------------------------------------------------------------------------

    Transactions in common shares were as follows:

                                                Year Ended       Year Ended
                                               July 31, 1999    July 31, 1998
-----------------------------------------------------------------------------
Beginning Shares...........................     733,069,022      626,018,023
                                               ------------      -----------
  Shares Sold..............................     169,386,633      165,907,778
  Shares Issued Through Dividend
     Reinvestment..........................      27,059,241       24,636,104
  Shares Repurchased.......................    (103,902,671)     (83,492,883)
                                               ------------      -----------
  Net Increase in Shares Outstanding.......      92,543,203      107,050,999
                                               ------------      -----------
Ending Shares..............................     825,612,225      733,069,022
                                               ============      ===========

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $3,787,004,302 and $3,058,028,938, respectively.

5. TENDER OF SHARES
The Board of Trustees currently intends, each quarter, to consider authorizing the Trust to make tender offers for all or a portion of its then outstanding common shares at the then net asset value of the common shares. For the year ended July 31, 1999, 103,902,671 shares were tendered and repurchased by the Trust.

6. EARLY WITHDRAWAL CHARGE
An early withdrawal charge to recover offering expenses will be imposed in connection with most common shares held for less than five years which are accepted by the Trust for repurchase pursuant to tender offers. The early withdrawal charge will be payable to Van Kampen. Any early withdrawal charge which is required to be imposed will be made in accordance with the following schedule.

                                                            WITHDRAWAL
YEAR OF REPURCHASE                                            CHARGE
----------------------------------------------------------------------
First...................................................       3.0%
Second..................................................       2.5%
Third...................................................       2.0%
Fourth..................................................       1.5%
Fifth...................................................       1.0%
Sixth and following.....................................       0.0%

                                 July 31, 1999
--------------------------------------------------------------------------------

    For the year ended July 31, 1999, Van Kampen received early withdrawal charges of approximately $13,808,700 in connection with tendered shares of the Trust.

7. COMMITMENTS/BORROWINGS
Pursuant to the terms of certain of the Variable Rate Senior Loan agreements, the Trust had unfunded loan commitments of approximately $267,917,303 as of July 31, 1999. The Trust generally will maintain with its custodian short-term investments having an aggregate value at least equal to the amount of unfunded loan commitments.
    The Trust, along with the Van Kampen Senior Floating Rate Fund, has entered into a revolving credit agreement with a syndicate led by Bank of America for an aggregate of $500,000,000, which will terminate on June 13, 2000. The proceeds of any borrowing by the Trust under the revolving credit agreement may only be used, directly or indirectly, for liquidity purposes in connection with the consummation of a tender offer by the Trust for its shares. Annual commitment fees of .09% are charged on the unused portion of the credit line. Borrowings under this facility will bear interest at either the LIBOR rate or the Federal Funds rate plus .45%, except during the period from December 17, 1999 through January 14, 2000, the applicable margin shall be .575%. There have been no borrowings under this agreement to date.

8. SENIOR LOAN PARTICIPATION COMMITMENTS
The Trust invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Variable Rate Senior Loan interest to United States corporations, partnerships, and other entities. When the Trust purchases a participation of a Senior Loan interest, the Trust typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Trust assumes the credit risk of the borrower, Selling Participant or other persons interpositioned between the Trust and the borrower.

                                 July 31, 1999
--------------------------------------------------------------------------------

    At July 31, 1999, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Trust on a participation basis.

                                                    PRINCIPAL
                                                     AMOUNT       VALUE
SELLING PARTICIPANT                                   (000)       (000)
-------------------------------------------------------------------------
Lehman Brothers.................................    $100,000     $ 99,998
Bankers Trust...................................      59,153       59,157
Bank of New York................................      45,000       44,915
Chase Securities Inc............................      10,066       10,066
Donaldson Lufkin Jenrette.......................       4,988        4,987
Goldman Sachs...................................       3,948        3,948
Canadian Imperial Bank of Commerce..............       3,442        3,443
                                                    --------     --------
Total...........................................    $226,597     $226,514
                                                    ========     ========